EXHIBIT 10.9




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                                 LEASE AGREEMENT


     THIS LEASE AGREEMENT (this "Lease"), dated as September 11, 2014, between KALYX COLORADO 695 BRYANT LLC, a Colorado limited liability company, having an address at 311 West 43rd Street, 3rd Floor, Suite 300, New York, New York 10036 ("Landlord") and STRAINWISE, INC., a Colorado corporation, having an office and principal place of business at 695 Bryant Denver, Colorado 80204 ("Tenant").

                              W I T N E S S E T H:

                                    ARTICLE 1
                    Premises, Term and Condition of Premises

     Section 1.1 (a) Landlord, for and in consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of Tenant to be paid, kept and performed by these presents does demise and lease unto Tenant, and Tenant does hereby take and hire, upon and subject to that certain Communications Site Lease Agreement (Ground), dated August 28, 1998, between Nextel West Corp. and Fore Investments, LLC, as amended and assigned, and all matters appearing in the real property records in the City and County of Denver, and the covenants and conditions hereinafter expressed which Tenant agrees to keep and perform, the demised premises consisting of the building (the "Building") and that certain parcel of land legally described as Lots 1 through 14 inclusive, Block 4, Wier Addition, County of Denver,, Colorado (the "Land", and together with the Building and any improvements now or hereafter erected on the Land and all easements, rights and appurtenances thereto, collectively, the "Demised Premises").

            (b) During the Term (as hereinafter defined), Tenant shall have, at no additional cost or charge payable by Tenant hereunder, the exclusive license to use the Equipment belonging to Landlord as set forth on Schedule 3 attached hereto (collectively, the "Licensed Property"), in its "as is" "where is" condition and "with all faults", in connection with Tenant's business at the Demised Premises. At all times during the Term, Tenant shall maintain the Licensed Property as required to keep it in clean and good condition, ordinary wear and tear excepted. At the expiration of the Term or earlier termination of this Lease, Tenant shall surrender the Equipment to Landlord in accordance with the terms of Section 16.1.

     Section 1.2 The term of this Lease (the "Term") shall commence on the date hereof (the "Commencement Date") and shall end on the last day of the tenth
(10th) Lease Year (as hereinafter defined), or sooner if the Term shall sooner cease and terminate as hereinafter provided.

     Section 1.3 Tenant represents and warrants to Landlord that the execution of this Lease by Tenant is an acknowledgment and confirmation by Tenant that it shall accept delivery of, and that it has thoroughly inspected and examined, or caused to be thoroughly inspected and examined, the Demised Premises, that Tenant is fully familiar with the physical condition and state of repair of the

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Demised  Premises,  the  environmental  conditions  thereat and the condition of title thereto, and Tenant does hereby accept the Demised Premises and possession thereof, "AS IS", in its existing condition and state of repair on the Commencement Date, subject to any and all defects therein, latent or otherwise, and that Landlord shall have no obligation to do any work or make any installation, repair or alteration of any kind to or in respect thereof, except as specifically provided herein. Tenant hereby expressly acknowledges, confirms, represents, warrants and covenants that, except as otherwise expressly set forth in this Lease, no representations, statements, or warranties of any kind, express or implied, as to merchantability, fitness for a particular purpose or
use  or  otherwise   have  been  made  by  or  on  behalf  of  Landlord  or  its representatives in respect of the Demised Premises or the appurtenances thereto, the status of title, the physical condition or state of repair thereof, any asbestos or other hazardous materials in the Building or on or under the Land,
and  the  laws,  regulations,   rules  and  orders  applicable  thereto  or  any
construction work or alterations intended to be made thereto, the use that may be made of the Demised Premises or any part thereof, or any other matter or thing affecting or relating to the Demised Premises and that Tenant has relied on no such representations, statements or warranties, but solely on its own examination and inspection of the Demised Premises and other investigation pertaining to the alteration or use thereof, and that Landlord shall not in any event whatsoever be liable for any latent or patent defects in the Demised Premises or any claimed misrepresentations or breach of warranties. Tenant hereby further acknowledges and agrees that none of Landlord, its agents, officers, members or principals (disclosed or undisclosed) have any duty to make any disclosures to Tenant about the Demised Premises or any matter or thing related to the Demised Premises.

                                    ARTICLE 2
                                     Rental

     Section 2.1 Tenant shall pay to Landlord during the Term annual basic rent (sometimes hereinafter referred to as "Rental" or "basic rent") for each Lease Year at the following rates:

          From September 1, 2014, to December 31, 2014, $23,984.38 per month, and from January 1, 2015, to August 31, 2015, $24,531.25 per month, for a total of $292,187.50 for the first (1st) Lease Year;

          $295,762.50 per annum ($24,646.88 per month) during the second (2nd) Lease Year;

          $301,677.75 per annum ($25,139.81 per month) during the third (3rd) Lease Year;

          $374,648.81 per annum ($31,220.73 per month) during the fourth (4th) Lease Year;

          $382,141.78 per annum ($31,845.15 per month) during the fifth (5th) Lease Year;

          $389,784.62 per annum ($32,482.50 per month) during the sixth (6th) Lease Year;

          $397,580.31 per annum ($33,131.69 per month) during the seventh (7th) Lease Year;

          $405,531.92 per annum ($33,794.33 per month) during the eighth (8th) Lease Year;

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          $413,642.55  per annum  ($34,470.21  per month) during the ninth (9th)
          Lease Year; and

          $421,915.40 per annum ($35,159.62 per month) during the tenth (10th) Lease Year.

The term "Lease Year" when used in this Lease shall mean for the first Lease Year, the period from the Commencement Date until August 31, 2015, and in each subsequent Lease Year, each subsequent period of twelve (12) months. Rental for any partial month or year shall be equitably pro-rated. Tenant agrees that upon the execution of this Lease, Tenant shall pay Landlord the sum of $23,984.38 to be applied to the monthly basic rent for the first month in which monthly basic rent is due under this Lease (with any pro-rated portion thereof owing to Tenant in the case of a partial first month to be credited against the second (2nd) installment of monthly basic rent to become due and payable hereunder).

     Section 2.2 The Rental shall be paid to Landlord in such currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debt, at the address of Landlord as above set forth (or at such other address as Landlord may hereafter designate by written notice to Tenant), in equal monthly installments in advance on the first (1st) day of each month during the Term without notice or demand.

     Section 2.3 All Real Estate Taxes (as hereinafter defined), insurance premiums, charges, costs, expenses and sums of any kind (other than the Rental) which Tenant has assumed or agreed to pay hereunder, together with all interest and penalties that may accrue thereon in the event of Tenant's failure to pay the same as herein provided or otherwise, all other costs, expenses and damages which Landlord may suffer or incur, and any and all other sums which may become due by reason of any default of Tenant or any failure on Tenant's part to perform or comply with the agreements, terms, covenants and conditions of this Lease on Tenant's part to be performed or complied with, and each and every item thereof, shall be and be deemed to be "Additional Rent" or "additional rent" hereunder and, in the event of the non-payment thereof, Landlord (in addition to and not in limitation of its other rights and remedies hereunder) shall have all of the rights and remedies in respect thereof as are herein or by law provided in the case of the non-payment of the Rental.

     Section 2.4 Except as otherwise specifically provided herein, this Lease shall be deemed and construed to be a "net lease" and Tenant shall pay to Landlord absolutely net, throughout the Term, the Rental and all other charges hereunder, free of any charges, assessments, impositions or deductions of any kind and without counterclaim, abatement, deduction or set-off.

     Section 2.5 If Tenant shall be in arrears in the payment of basic rent or Additional Rent or any other payment hereunder, Tenant waives its rights, if any, to designate the items in arrears against which any payments made by Tenant are to be credited, and Landlord may apply any of such payments to any such items in arrears as Landlord, in its sole discretion, shall determine irrespective of any designation or request by Tenant as to the items against which any such payment shall be credited.

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     Section 2.6 No payment by Tenant nor receipt by Landlord of a lesser amount than may be required to be paid hereunder shall be deemed to be other than on account of any such payment, nor shall any endorsement or statement on any check or any letter accompanying any check tendered as payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such payment due or pursue any other right or remedy in this Lease or otherwise provided.

     Section 2.7 If any check tendered by Tenant for any item of basic rent or additional rent shall fail collection, Landlord without waiving any other remedies it may have (including, without limitation, the imposition of late charges) shall be entitled to: (a) charge a $300.00 processing fee; and/or (b) require that all subsequent basic rental and additional rent payments be made by certified or bank cashier's check for a period of twelve (12) months.

                                    ARTICLE 3
                        Real Estate Taxes and Assessments

     Section 3.1 Tenant shall pay to Landlord, as additional rent, all Real Estate Taxes. The term "Real Estate Taxes" shall mean the total of all taxes and special or other assessments levied, assessed or imposed at any time by any governmental authority upon or against the Demised Premises (including, without limitation, water, meter and sewer rents and charges, vault charges, license and permit fees and other governmental levies and charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind and nature whatsoever) and also any tax or assessment levied, assessed or imposed at any time by any governmental authority in connection with the receipt of income or rents from the Demised Premises to the extent that same shall be in lieu of all or a portion of any of the aforesaid taxes or assessments, or additions or increases thereof, upon or against the Demised Premises. If, due to a future change in the method of taxation or in the taxing authority, or for any other reason, a franchise, income, transit, profit or other tax or governmental imposition, however, designated, shall be levied against Landlord in substitution in whole or in part for the Real Estate Taxes, or in lieu of additions to or increases of said Real Estate Taxes, then such franchise, income, transit, profit or other tax or governmental imposition shall be deemed to be included within the definition of "Real Estate Taxes" for the purposes hereof. As to special assessments which are payable over a period of time extending beyond the Term, only a pro rata portion thereof, covering the portion of the Term unexpired at the time of the imposition of such assessment, shall be included in "Real Estate Taxes".

     Section 3.2 Before or after the start of each Lease Year, Landlord shall furnish to Tenant a statement of the Real Estate Taxes payable for such Lease Year. Such Real Estate Taxes shall be payable to Landlord in advance, in equal monthly installments payable on the first (1st) day of each month.

     Section 3.3 Landlord shall have the right to contest the amount or validity, in whole or in part, of any Real Estate Taxes. If, prior to the payment of Real Estate Taxes, Landlord shall have obtained a reduction of that year's assessed valuation of the Demised Premises, and therefore of said Real Estate Taxes, then the term "Real Estate Taxes" for that year shall be deemed to include the amount of Landlord's actual expenses in obtaining such reduction in

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assessed  valuation,  including  appraisers'  and  reasonable  attorneys'  fees, provided that such expenses shall be capped such that the amount thereof shall not cause the Real Estate Taxes for such year to exceed the amount of Real Estate Taxes that would have been payable had no such reduction been obtained. In addition to the foregoing right of Landlord, Tenant may, at its sole cost and expense, contest the amount or validity, in whole or in part, of any Real Estate Taxes for which it is responsible, provided that Tenant pursues such contest diligently and in good faith by appropriate legal proceedings which shall have the effect of preventing the collection of such Real Estate Taxes so contested, and provided further that, pending such legal proceedings, Tenant shall give Landlord such security as may be satisfactory Landlord to insure payment of the amount of the Real Estate Taxes subject to the contest and all interest and penalties thereon. If, at any time during the continuance of such contest, the Demised Premises or any part thereof is, in the judgment of Landlord, in imminent danger of being forfeited or lost or subject to a lien, Landlord may use such security for the payment of such Real Estate Taxes. Landlord will, at Tenant's request, reasonably cooperate in such contest, provided that Landlord shall not incur any cost or expense incurred by Landlord in connection therewith.

     Section 3.4 The statements of the Real Estate Taxes to be furnished by Landlord as provided above shall constitute a final determination as between Landlord and Tenant of the Real Estate Taxes for the periods represented thereby.

     Section 3.5 If the Commencement Date of this Lease occurs on a day which is not the first day of a tax year, then the additional rent due hereunder for such Lease Year shall be a proportionate share of said additional rent for the entire tax year, said proportionate share to be based upon the length of time that the Term will be in existence during such tax year. Upon the date of any expiration or termination of this Lease (except termination because of Tenant's default) whether the same be the date hereinbefore set forth for the expiration of the Term or any prior or subsequent date, a proportionate share of said additional rent for the tax year during which such expiration or termination occurs shall immediately become due and payable by Tenant to Landlord, if it was not theretofore already billed and paid. The said proportionate share shall be based upon the length of time that this Lease shall have been in existence during such tax year. Landlord shall promptly cause statements of said additional rent for that tax year to be prepared and furnished to Tenant. Landlord and Tenant shall thereupon make appropriate adjustments of amounts then owing. Landlord's and Tenant's obligations to make the adjustments referred to herein shall survive any expiration or termination of this Lease.

     Section 3.6 Any delay or failure of Landlord in billing any Real Estate Taxes shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such Real Estate Taxes hereunder. Landlord shall have the same rights and remedies for non-payment of said additional rent as if same were non-payment of rent under this Lease.

     Section 3.7 Tenant shall be liable for all taxes levied or assessed against personal property or fixtures placed in the Demised Premises and for all rental sales and use taxes or other similar taxes. If any such taxes are levied or assessed against Landlord or Landlord's property, and (a) Landlord pays the same, or (b) the assessed value of Landlord's property is increased by inclusion of such personal property and fixtures and Landlord pays the increased taxes, then, upon demand, Tenant shall pay to Landlord such taxes.

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     Section 3.8 Notwithstanding  anything to the contrary in this Lease, Tenant shall be liable for all 2014 Real Estate Taxes which 2014 Real Estate Taxes are due and payable in 2015 ("2014 Real Estate Taxes Obligation"). In the event that Real Estate Taxes collected by Landlord from Tenant under this Article are insufficient to pay the 2014 Real Estate Taxes Obligation in full, Tenant shall pay the amount of any such deficiency within ten (10) days of receipt of written request from Landlord.

                                    ARTICLE 4
                                    Insurance

     Section 4.1 Landlord will effect and maintain or cause to be effected and maintained at all times during the Term, at Tenant's sole cost and expense, insurance as follows:

            (a) All Risk property insurance in an amount not less than one hundred percent (100%) of the full replacement value of the Demised Premises and all alterations, additions, partitions and improvements installed or placed on the Demised Premises from time to time, without deduction for depreciation, including all Equipment and other machinery, equipment, trade fixtures and fixtures and any other personal property located on or in the Demised Premises (but excluding Tenant's furniture, fixtures and equipment used directly in the manufacture or cultivation of Retail Marijuana or Retail Marijuana Product (as such terms are used in 1 CCR 212-2, R 204) or used directly in the manufacture or cultivation of Medical Marijuana or Medical Marijuana-Infused Product (as such terms are used in 1 CCR 212-1, M 204) and inventory and marijuana-related products and by-products);

            (b) Commercial General Liability Insurance, including blanket contractual liability, products liability, premises liability, fire legal liability, medical expense and personal injury, including "bodily injury" and "property damage" coverage, with coverage with coverage amounts and an umbrella reasonably determined by Landlord, and fire legal liability for full replacement value, and written on an occurrence basis, covering such risks outside the Demised Premises;

            (c) A Special Perils property policy, formerly known as all risk property insurance, including coverage for named storms, flood and earthquake, in an amount equal to not less than the full replacement cost of the Building with no co-insurance (except with regard to flood and earthquake in which event the limit shall be $1,000,000). Such policy shall include coverage for equipment breakdown and annual rental income which includes real estate taxes; and

            (d) Such other insurance as Landlord deems necessary and prudent or required by Landlord's beneficiaries or mortgagees of any deed of trust or mortgage encumbering the Demised Premises, all to the extent then customary for property owners of similar property in the vicinity of the Demised Premises.

     Section 4.2 Tenant will effect and maintain or cause to be effected and maintained at all times during the Term, at Tenant's sole cost and expense, insurance as follows:

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            (a) All Risk property insurance covering Tenant's furniture, fixtures and equipment used directly in the manufacture or cultivation of Retail Marijuana or Retail Marijuana Product (as such terms are used in 1 CCR 212-2, R
204) or used directly in the manufacture or cultivation of Medical Marijuana or Medical Marijuana-Infused Product (as such terms are used in 1 CCR 212-1, M 204) and merchandise, inventory and marijuana-related products and by-products located on or in the Demised Premises from time to time, in an amount not less than one hundred percent (100%) of the full replacement value of the same, without deduction for depreciation;

            (b) Commercial General Liability Insurance, including blanket contractual liability, products liability, premises liability, fire legal liability, medical expense and personal injury, including "bodily injury" and "property damage" coverage, with coverage with a combined single limit for bodily injury and property damage of not less than $3,000,000 and fire legal liability, and written on an occurrence basis;

            (c) Worker's Compensation and employers' liability insurance and all other statutory forms of insurance now or hereafter prescribed by law and in limits not less than the statutory required amounts of the State of Colorado in respect of any work or other operations on, about or in connection with the Demised Premises;

            (d) During any time that construction may be in progress at the Demised Premises, builder's all-risk insurance, completed value, non-reporting coverage; and

            (e) Business interruption insurance with extended indemnity endorsement in such amounts to reimburse Tenant for direct or indirect loss attributable to all perils commonly insured against by prudent tenants or attributable to prevention of access to the Premises as result of such perils, which coverage shall be for a minimum of twelve (12) months of net revenues and expenses, including but not limited to Basic Rent and Additional Rent following the casualty.

     Section 4.3 The insurance required of Tenant under Section 4.2 shall be effected under valid enforceable policies issued by insurers of recognized responsibility and licensed to do business in the State of Colorado with a rating of "A- VIII" or better by A.M. Best Company, Inc. and reasonably satisfactory to Landlord. Upon the execution of this Lease, the certificate(s) thereof shall be delivered to Landlord and if requested by Landlord, copies of endorsements adding additional insureds as required herein shall be delivered to Landlord and certificates of such insurance shall be delivered to the holder of any mortgage of Landlord's interest. Prior to the expiration date of any policy, a certificate of insurance shall be delivered by Tenant to the holder of the expiring original policy, and certificates thereof shall be delivered as aforesaid. All such policies shall contain agreements by the insurers that (a) such policies shall not be canceled except upon ten (10) days' prior written notice to each named insured, additional insured and loss payee, and (b) the coverage afforded thereby shall not be affected by (i) the performance of any work in or about the Demised Premises, or (ii) any act or omission of Tenant. All policies referred to in this Lease shall be procured or caused to be procured for periods of not less than one (1) year. Tenant shall not obtain or

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carry separate  insurance  concurrent in form or  contributing in the event of a loss with any insurance required to be carried under this Article 4, unless same is in compliance with the requirements of this Article 4. In the event that any policy of insurance required herein shall be or become unobtainable, Tenant shall be responsible for maintaining the type of insurance policies and limits of liability then customary for property owners of similar property in the vicinity.

     Section 4.4 Landlord, the holders of any mortgage of Landlord's interest as the interests of such holders may appear and any other party designated by Landlord shall be named additional insureds under the Commercial General Liability policy of insurance effected and maintained by Tenant under Section 4.2(b).

     Section 4.5 Tenant and Landlord shall cooperate in connection with the collection of any insurance proceeds that may be due in the event of loss, and Tenant and Landlord shall execute and deliver such proofs of loss and other instruments which may be required for the purpose of obtaining the recovery of any such insurance proceeds.

     Section 4.6 Tenant shall not carry (nor shall Tenant permit any subtenant of Tenant to carry) any additional or separate insurance (other than liability insurance) concurrent in form or contributing in the event of loss with that required by this Lease, or in excess of the amounts required by this Lease, unless Landlord, Tenant and the holder(s) of any mortgage of Landlord's interest are included therein as insureds with loss payable as provided in this Lease.

     Section 4.7 Each property insurance policy and every policy insuring an economic loss resulting from any risks covered by any such property insurance required to be effected and maintained hereunder and each certificate or memorandum thereof shall contain a clause or endorsement whereby the insurance company waives all rights of subrogation against Landlord whether or not an insured party thereunder, or consents to the release of liability between such parties. The property damage insurance to be effected and maintained by Landlord hereunder shall contain a clause or endorsement whereby the insurance company waives all rights of subrogation against Tenant whether or not an insured party thereunder, or consents to the release of liability between such parties. The parties hereby release each other from any and all liability for loss or damage covered by such insurance under a policy containing such a clause or endorsement to the extent of any proceeds paid thereunder. Both parties waive their rights against the other for any retentions and insurance required to be carried in this Lease, whether carried or not. Notwithstanding anything to the contrary contained herein, the waivers provided herein shall not apply to the fire legal liability component of the general liability policy.

     Section 4.8 Tenant agrees that upon the execution of this Lease, Tenant shall pay Landlord an amount equal to the premiums for the first Lease Year for the insurance effected and to be maintained by Landlord hereunder. Before or after the start of each Lease Year, Landlord shall furnish to Tenant a statement of the insurance premiums payable for such Lease Year. Such premiums shall be payable to Landlord within ten (10) days after delivery of an invoice therefor. Any delay or failure of Landlord in billing any insurance premiums shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay for such insurance hereunder. Landlord shall have the same rights and remedies for non-payment of said additional rent as if same were non-payment of rent under this Lease.

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                                    ARTICLE 5
                                    Utilities

     Section 5.1 Landlord shall have no obligation to supply Tenant with heat, air conditioning, water, gas, steam, electricity, light, power or telephone or any other communication or utility service (collectively, "Utilities"), it being agreed that Tenant shall have the sole responsibility for obtaining and paying for same. Tenant covenants and agrees to pay or cause to be paid directly to the supplier of the Utilities, as additional rent hereunder, as and when the same shall become due and payable all charges for the Utilities furnished to the Demised Premises, Tenant or any occupant of the Demised Premises.

                                    ARTICLE 6
                             Changes and Alterations

     Section 6.1 Tenant agrees that it will effect all such alterations, additions and improvements in and to the Demised Premises as are necessary for Tenant to conduct its business therein ("Alteration Work") and that same shall be at Tenant's sole cost and expense. Tenant shall furnish Landlord for its approval a complete set of architectural and engineering plans and specifications (if architectural or engineering plans are required by the City and County of Denver to obtain building permits) for all Alteration Work. Landlord shall approve such plans and specifications, or return them with advice as to what changes are required for its approval to be forthcoming within ten
(10) business days of receiving same. In the event such plans and specifications are so returned to Tenant, Tenant shall promptly revise them to incorporate such changes as are required for Landlord's approval to be forthcoming and shall promptly resubmit such revised plans and specifications to Landlord. Such plan approval process shall continue until Landlord has approved a complete set of plans and specifications for the Alteration Work. Tenant, at its own cost and expense, will cause all work, including, without limitation, any Alteration Work, to be effected in a good and workmanlike manner, in accordance with Tenant's approved plans and specifications, in accordance with the provisions of this Article 6 and all other applicable provisions of this Lease, and in compliance with all applicable laws, rules and regulations. It is understood and agreed that Landlord shall have no responsibility for the performance of the contractor(s) carrying out Alteration Work (including matters of quality or timeliness), and in the event that for any reason Alteration Work is not completed in a timely fashion and/or there is any delay whatsoever, this Lease shall nevertheless continue in full force and effect. Within ten (10) days after completion of any Alteration Work, Tenant shall deliver to Landlord general releases from Tenant's architect, general contractors, subcontractors, vendors, suppliers or materialmen involved in the performance of the Alteration Work and the materials furnished in connection therewith, and a certificate from Tenant's independent licensed architect or contractor certifying that the Alteration Work was performed in a good and workmanlike manner and substantially completed in accordance with the final plans and specifications approved by Landlord.

     Section 6.2 Except as otherwise expressly set forth herein, Tenant shall not have the right during the Term of this Lease, without having obtained Landlord's prior written consent to be given in Landlord's sole discretion (however, for requests to make changes which are nonstructural and which do not adversely affect any mechanical, plumbing, electrical, heating or other Building system, such consent shall not be unreasonably withheld, conditioned or delayed), to make improvements, additions, changes and alterations in or to the Building or to demolish all or any part of the Building or to replace same with other improvements (all such improvements, additions, changes, alterations, demolitions and replacements, collectively, "Alterations"). Notwithstanding anything to the contrary contained in this Lease, Tenant shall not be required to obtain Landlord's consent (but shall be required to deliver prior written notice to Landlord) to perform nonstructural alterations provided that such alterations: (a) do not affect any mechanical, plumbing, electrical, heating or other Building system; (b) do not require a building permit; (c) are cosmetic or decorative in nature; and (d) cost less than $100,000 in the aggregate during any twelve (12) month period.

     Section 6.3 Each Alteration for which Landlord's approval is required under this Lease shall be made under the supervision of an architect reasonably approved by Landlord (but at the sole cost and expense of Tenant), if architectural or engineering plans are required by the City and County of Denver to obtain building permits, and shall be made in accordance with plans and specifications prepared by such architect. Copies of such plans and specifications shall be delivered by Tenant to Landlord for the approval of Landlord pursuant to this Lease. Tenant acknowledges and agrees that Landlord's receipt of plans and specifications shall not constitute an opinion or agreement by Landlord that the plans and specifications are structurally sufficient or in compliance with law or this Lease, nor shall any such approval impose any liability on or waive any rights of Landlord hereunder or affect or diminish any of Tenant's obligations hereunder. Tenant, at its sole cost and expense, shall be responsible for obtaining all necessary approvals, permits and/or licenses in connection with any Alteration Work and Alterations. Landlord agrees to reasonably cooperate with Tenant, provided same is at Tenant's sole expense, and to execute any documents reasonably necessary in order for Tenant to obtain said approvals, permits and/or licenses, and Tenant shall indemnify Landlord against any loss, claim or damage which Landlord may suffer by reason of such cooperation.

     Section 6.4 Tenant shall furnish to Landlord or cause its contractors to provide such insurance coverage as may be reasonably required by Landlord, insuring Landlord against any risk of loss during the performance by Tenant of any Alteration Work or an Alteration.

     Section 6.5 Upon completion of any Alteration, Tenant shall give notice thereof to Landlord and furnish Landlord with appropriate evidence of completion of such Alteration, including, without limitation, as built plans, temporary and final certificates of occupancy for the Alteration and appropriate evidence including checks and receipted invoices that the cost thereof has been paid for in full.

     Section 6.6 Tenant shall pay its contractors, laborers, subcontractors, materialmen and suppliers in accordance with their respective agreements with Tenant and shall not cause or suffer any liens, mortgages or other title retention or security agreements to be placed on the Demised Premises or any improvements thereon. Nothing contained in this Article 6 or elsewhere in this Lease shall be construed in any way as constituting any consent by Landlord or authorization to Tenant to subject the Demised Premises to any lien or charge or otherwise. All contracts or agreements made by Tenant with any third party or parties in connection with an Alteration shall expressly provide that said third party or parties shall look solely to Tenant for any and all payments thereunder.

     Section 6.7 Tenant, at its own cost and expense, will cause all Alterations to be effected in a good and workmanlike manner, in accordance with approved plans and specifications, if same are required pursuant to this Article 6, in accordance with all other applicable provisions of this Lease and in compliance with all applicable laws, rules and regulations.

                                    ARTICLE 7
                             Repairs and Maintenance

     Section 7.1 Throughout the Term, Tenant covenants and agrees to take good care of the Demised Premises at its sole cost and expense, including, without limiting the generality of the foregoing, the plumbing, heating, ventilating, air conditioning, electrical, lighting, sprinkler and other utility systems and fixtures and other equipment therein or serving the same and the appurtenances thereto, the structural components and roof and exterior walls of the Building, all grounds, parking lots, facilities, vaults, signs, gutters, sidewalks, curbs and other paved walkways and areas on and adjacent thereto, exterior lighting fixtures, water, sewer, gas and other utility connections, pipes and mains, and all other fixtures, machinery and equipment now or hereafter serving the same, and Tenant agrees to put, keep and maintain all of the foregoing in safe, sound and lawful order and condition, and make all repairs thereto and therein, ordinary and extraordinary, foreseen and unforeseen, as shall be necessary to put, keep and maintain the same in such safe, sound and lawful order and condition and in compliance with all Governmental Requirements and Insurance Requirements (as such terms are hereinafter defined), and howsoever the necessity or desirability therefor may have occurred, and whether or not necessitated by normal wear and tear, obsolescence or defects, latent or otherwise. Tenant shall not commit or suffer and shall use all reasonable precaution to prevent waste, damage or injury to the Demised Premises or any part thereof. Tenant shall at all times during the Term, at Tenant's sole cost and expense, contract for and maintain regular service of the heating, ventilating, air conditioning, the sprinklers and any elevators and lifts in the Building and all equipment related thereto with recognized maintenance companies and shall forward to Landlord duplicate executed original copies of all contracts and all renewals and modification thereof. Said contracts shall include the thorough overhauling of said systems at least once each year and shall be kept in full force and effect during the Term by Tenant.

     Section 7.2 Tenant, at its sole cost and expense, shall also keep and maintain the Demised Premises, including, without limitation, the sidewalks adjoining the same, in clean and orderly condition and free from dirt, snow, ice, rubbish, vermin, obstructions and other encumbrances.

     Section 7.3 Tenant, at its own cost and expense, covenants and agrees to keep the drain, waste and sewer pipes and connections with mains which are used by Tenant free from obstruction to the satisfaction of Landlord, its agents and all authorities having jurisdiction. Tenant will be responsible for expenses, losses and damages incurred by Landlord by reason of Tenant's operations which result in the obstruction of drains, waste and sewer pipes and mains in or servicing the Building, or any part thereof.

      Section 7.4 When used in this Lease, the term "repairs" shall include all necessary replacements, renewals, alterations and additions. All repairs to be made by Tenant shall be of at least equal quality and utility to the quality and utility of the utility systems, fixtures, machinery and equipment installed as of the Commencement Date and shall be made in compliance with all Governmental Requirements and Insurance Requirements and the then applicable building code. Without limiting the generality of the foregoing, Tenant shall not clean or require, permit, suffer or allow any window of the Demised Premises to be cleaned from the outside in violation of any applicable law.

                                    ARTICLE 8
                  Compliance with Governmental Requirements and
                             Insurance Requirements

     Section 8.1 Tenant, at Tenant's sole cost and expense, shall promptly comply with: (a) any and all present and future laws, rules, orders, ordinances (including zoning ordinances), regulations and requirements applicable to the Demised Premises, or any part thereof, now or hereafter enacted or promulgated by any Federal (except as specifically set forth on Schedule 1 attached hereto (collectively, the "Federal Law Exceptions"), State or municipal governmental authority claiming jurisdiction over the Demised Premises (collectively, "Governmental Requirements") without regard to the nature of the work required to be done, extraordinary as well as ordinary, foreseen and unforeseen, affecting the maintenance, use or occupancy of the Demised Premises, including, without limitation, any street or sidewalk in front of or adjoining the same and/or any vault in or under the same, or requiring the removal of any encroachments; and (b) all requirements of insurance authorities or companies and the Colorado Division of Fire Prevention and Control affecting the Demised Premises or any part thereof (collectively, "Insurance Requirements"), without regard to whether such changes or additions are required on account of any particular use (whether or not permitted hereunder) or manner of use to which the Demised Premises or any part thereof may be put.

     Section 8.2 Tenant shall not place, nor permit or suffer to be placed, a load upon any floor of the Demised Premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law.

     Section 8.3 Tenant shall have the right to contest by appropriate legal proceedings, in the name of Tenant or Landlord or both, but without cost or expense to Landlord, the validity or application of any Governmental
Requirements referred to in Section 8.1, and if by the terms of any such Governmental Requirement, compliance therewith may legally be held in abeyance without the incurrence of any lien, charge or liability of any kind against Landlord's interest in the Demised Premises or any part thereof and without subjecting Tenant or Landlord to any criminal, civil or other liability for failure so to comply therewith, Tenant may postpone compliance therewith until the final determination of any proceedings, provided that all such proceedings shall be prosecuted with due diligence and dispatch, and if any lien or charge is incurred by reason of noncompliance, Tenant may nevertheless make the contest aforesaid and delay compliance as aforesaid, provided that Tenant furnishes to Landlord security reasonably satisfactory to Landlord against any loss or injury by reason of such noncompliance or delay therein and prosecutes the contest aforesaid with due diligence and dispatch. Tenant covenants that Landlord shall not suffer or sustain any costs, expenses or liability by reason of any act or thing done or omitted to be done pursuant to this Section 8.3.

     Section 8.4 The term "Environmental Laws" as hereafter used shall mean, collectively, all current and future federal, state and local environmental laws, rules, regulations, orders, judicial determinations and decisions or determinations by any judicial, legislative or executive body or any governmental or quasi-governmental entity now or at any time hereafter in effect, including, without limitation: (a) the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C., Section 9601, et seq., ("Super Fund"); the Super Fund Amendments and Reauthorization Act, Public law 99-499, 100 Stat. 1613 ("SARA"); the Resource Conservation and Recovery act, 42 U.S.C., Sections 6901 et seq.; the Environmental Policy Act, 42 U.S.C. , Section 4321; the Safe Drinking Water Act, 42 U.S.C., Sections 300(f), et seq.; the Toxic Substances Control Act, 15 U.S.C., Section 2601; the Hazardous Materials Transportation Act, 49 U.S.C., Section 1801; the Federal Water Pollution Control Act, 33 U.S.C., Section 1251, et seq.; the Clean Air Act, 42 U.S.C., Sections 7401, et seq., and the regulations promulgated in connection therewith; (b) Environmental Protection Agency regulations pertaining to asbestos (including 40 C.F.R., Part 61, Subpart M); Occupational Safety and Health Administration regulations pertaining to asbestos (including 29 C.F.R., Section 1910.1001 and 1926.58); and (c) any state and local laws and regulations pertaining to hazardous materials and any so-called super fund or super lien laws, including, without limitation, the Super Fund Amendments and Reauthorization Act of 1986 and the counterparts of such statute as enacted by state and local governments with jurisdiction over any of the Demised Premises and any and all regulations promulgated under, or judicial or administrative interpretation of any of the foregoing. Tenant represents and warrants to Landlord that, during the Term, there will be no violations of Environmental Laws at the Demised Premises and that no hazardous materials will be brought upon, under, with, stored, discharged or emitted at or from the Demised Premises, including, without limitation, the air, soil, surface and ground water. Tenant shall insure that the Demised Premises comply and continue to comply in all respects with all Environmental Laws, shall pay immediately when due the cost of compliance with all Environmental Laws and shall keep the Demised Premises free of all hazardous materials and any lien imposed pursuant to the Environmental Laws. Should Tenant use or permit the Demised Premises to be used or maintained so as to subject either the Demised Premises or Landlord to a claim of violation of any Environmental Laws, Tenant shall immediately cease or cause a cessation of such use or operations and shall remedy and fully cure any conditions arising therefrom at Tenant's own cost and expense. In the event Tenant fails to promptly remedy and fully cure any conditions as set forth herein, Landlord may treat such failure as a default under the provisions of this Lease. This Section
8.4 shall survive the expiration or sooner termination of the Term. Landlord agrees that Tenant shall not be responsible to cure any violations of the Environmental Laws that are not caused by Tenant or its agents, representatives, employees, contractors, invitees or licensees.

                                    ARTICLE 9
                            Discharge of Liens; Bonds

     Section 9.1 Tenant shall not create, suffer or permit to be created or to remain, any lien, encumbrance or charge upon the Demised Premises, or any part thereof, or this Lease, and Tenant shall not suffer any other matter or thing whereby the estate, rights or interests of Landlord in the Demised Premises or any part thereof or in this Lease might be impaired.

     Section 9.2 If any mechanic's, laborer's, real estate broker's, materialmen's or other lien at any time shall be filed or permitted to exist against the Demised Premises or any part thereof, by reason of any work, labor or services performed or materials furnished, or claimed to have been performed or furnished, or any leasing or licensing of space within the Demised Premises, to or on behalf of Tenant or those claiming under Tenant, or any subtenant or occupant of the Demised Premises, Tenant, within thirty (30) days after the filing thereof, shall cause the same to be vacated or discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If Tenant shall fail to cause such a lien to be vacated or discharged within the period aforementioned, Landlord, in addition to any other right or remedy of Landlord hereunder, may, but shall not be obligated to, discharge the sum either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings, and in any such event, Landlord shall be entitled, if it shall so elect, to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs and allowances. Any amount so paid by Landlord and all costs and expenses, including, but not limited to, attorneys' fees and disbursements, incurred by Landlord in connection therewith, together with interest thereon at the interest rate provided for in Section 11.2 from the respective dates of Landlord's making of the payment or incurring of the costs and expenses, shall constitute Additional Rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand.

     Section 9.3 Nothing contained in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer, materialman or real estate broker for the performance of any labor or services or the furnishing of any materials for any specific improvement, alteration to or repair of the Demised Premises or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any labor or services or the furnishing of materials that would give rise to the filing of any lien against the Demised Premises or the estate or interest of Landlord therein.

     Section 9.4 Nothing contained in this Lease shall grant or be deemed to have granted to Tenant any authority to bind Landlord to any contract or to create any other obligation binding on Landlord regardless of whether such contract or obligation may be the foundation for any lien, mortgage or other encumbrance upon the estate of Landlord in the Demised Premises.

                                   ARTICLE 10
                   Inspection of Demised Premises by Landlord

     Section 10.1 Landlord and its agents and representatives shall have the right to enter the Demised Premises at all reasonable times upon reasonable notice (which may be verbal), or at any time without notice in case of any emergency, for the purpose of (a) inspecting the same, and (b) making any necessary repairs to the Demised Premises; provided that, prior to entering the Limited Access Area (as defined on Schedule 2), Landlord, its agents and representatives and Tenant comply with the procedures set forth on Schedule 2 attached hereto (the "Access Requirements") if and to the extent required by Governmental Requirements.

     Section 10.2 Landlord shall have the right at all reasonable times upon reasonable notice (which may be verbal), during normal business hours to enter the Demised Premises to exhibit the same for the purpose of sale and, during the last six (6) months of the Term, to exhibit the same to prospective tenants for the purpose of renting, provided that, prior to entering the Limited Access Area, Landlord, its agents and representatives and Tenant comply with the Access Requirements if and to the extent required by Governmental Requirements.

                                   ARTICLE 11
                           Right to Perform Covenants

     Section 11.1 If at any time Tenant shall fail to obtain, pay for, maintain or deliver any of the insurance policies required of it herein, or to perform any other act on its part to be performed under this Lease or under any other agreement in respect of the Demised Premises to which Tenant is a party, then Landlord, without waiving or releasing Tenant from any obligation contained in this Lease, in addition to any and all other remedies Landlord may have hereunder or otherwise, may, but shall be under no obligation to (upon thirty
(30) days' prior written notice to Tenant, unless there shall be unreasonable risk to the Demised Premises and/or the required insurance coverage will cease within such 30-day period):

            (a) Take out, pay for and maintain any of the insurance policies provided for herein; or

            (b) Pay any other sums, costs, expenses, charges, payments or deposits payable by Tenant hereunder or perform any other act on Tenant's part to be made or performed as in this Lease set forth, and Landlord may enter upon the Demised Premises for such purpose (subject to the Access Requirements) and take all such action with respect thereto as may be necessary therefor, subject to and in accordance with Governmental Requirements.

     Section 11.2 All sums paid by Landlord and all costs and expenses incurred by Landlord in connection with the performance of any act permitted by Section 11.1, together with interest thereon at the rate of fifteen percent (15%) per annum or the highest rate permitted by law (whichever is less) from the respective dates of Landlord's making of each such payment or deposit, shall be paid by Tenant to Landlord on demand. Any provision of this Article 11 shall not be nor be deemed to be a waiver or release of the breach or default of Tenant with respect thereto or of the right of Landlord to terminate this Lease, institute summary proceedings and/or take such other action as may be permissible hereunder or otherwise if an event of default by Tenant shall have occurred. Landlord shall not be limited in the proof of any damages which it may claim against Tenant arising out of or by reason of Tenant's failure to provide and keep insurance in force or pay for same as aforesaid to the amount of the insurance premium or premiums not paid, but Landlord shall also be entitled to recover, as damages for such breach, the uninsured amount of any loss and damage and the costs and expenses of suit, including, without limitation, reasonable attorneys' fees and disbursements sustained, suffered or incurred by Landlord by reason of damage to or destruction of the Demised Premises or any part thereof.

                                   ARTICLE 12
                              Damage or Destruction

     Section 12.1 If all or any part of the Demised Premises shall be damaged or destroyed in whole or in part by fire or other casualty of any kind or nature, ordinary or extraordinary, foreseen or unforeseen, Tenant shall give Landlord immediate notice thereof, and this Lease shall continue in full force and effect except as otherwise set forth. If the Demised Premises are partially damaged or rendered partially unusable by fire or other casualty, the damages to the Demised Premises thereto shall be repaired by, and at the expense of Landlord to the extent of the insurance proceeds received in connection with same, and provided that business interruption insurance is not uncollectible as a result of the acts or omissions of Tenant or its agents, representatives, employees, contractors, licensees or invitees, the Rental and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the Demised Premises which is unusable. If the Demised Premises are totally damaged or rendered wholly unusable by fire or other casualty, then the Rental and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall, provided that business interruption insurance is not uncollectible as a result of the acts or omissions of Tenant or its agents, representatives, employees, contractors, licensees or invitees, cease until the date when the Demised Premises shall have been repaired and restored by Landlord (or sooner reoccupied in part by Tenant, in which case the rent shall be apportioned as provided above). Notwithstanding anything to the contrary contained in this Lease, Landlord shall not be obligated to repair or restore any personal property of Tenant or any Alterations made by Tenant. Landlord's obligation to restore or repair pursuant to this Article 12 shall mean to repair, restore, replace and rebuild, or cause to be restored the damaged or destroyed Demised Premises at least to the extent of the value, quality and condition and as nearly as possible to the character thereof existing as of the Commencement Date with such changes or alterations thereto as may be agreed to by the parties.

     Section  12.2  Unless this Lease  shall be  terminated  as provided in this
Article 12, Landlord shall make the repairs and restorations provided above with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Landlord's control. After any such casualty, Tenant shall, subject to applicable State law, cooperate with Landlord's restoration by removing from the Demised Premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture and other property. Tenant's liability for rent shall resume after written notice from Landlord that Landlord has substantially completed the work required by Landlord under this Article 12.

     Section 12.3 Notwithstanding anything contained herein to the contrary, in the event that any casualty shall occur after the last day of the seventh (7th) Lease Year or the casualty shall require the expenditure of more than ten percent (10%) of the total value of the Building, Landlord may elect, by serving a written notice of same on Tenant (the "Landlord Notice"), to terminate this Lease rather than to complete the restoration, which termination shall be effective on the twentieth (20th) day after service of such Landlord Notice. If Landlord serves a Landlord Notice in connection with a casualty occurring prior to the last day of the seventh (7th) Lease Year, then within ten (10) days after service of such Landlord Notice, Tenant may elect to serve a notice on Landlord (the "Tenant Notice"). If Tenant timely serves the Tenant Notice: (a) Tenant may restore the Demised Premises as provided in this Article 12 with the use of Landlord's insurance proceeds (subject to the terms provided below); and (b) notwithstanding anything to the contrary contained in Article 40, if Tenant exercises its termination right pursuant to Article 40, the effective date of such termination shall not be prior to the two year anniversary of the date of such casualty. In the event that Tenant exercises the Purchase Option (as hereinafter defined) pursuant to Article 42 prior to such termination date, the expiration date of this Lease shall be extended to the date upon which the closing of title shall occur pursuant to the Purchase Option, provided Tenant shall not default in its obligations with respect to the Purchase Option and under Article 42.

     Section 12.4 In the event that Tenant shall restore the Demised Premises pursuant to clause (a) of Section 12.3, Landlord's insurance proceeds shall be distributed as follows:

            (a) Provided that Tenant shall have complied with all of the terms and provisions of this Lease set forth and shall not be in default hereunder, Landlord shall, subject to rights of any mortgagee, pay over to Tenant in accordance with Section 12.4(c) any insurance proceeds which may be received by Landlord in connection with damage and destruction to the Demised Premises from insurance maintained or caused to be maintained by Landlord (other than rental insurance proceeds) but in no event to any extent or in any sum exceeding the amount actually received or collected by Landlord in connection with such damage or destruction of the Demised Premises; provided, however, that before paying such proceeds over to Tenant, Landlord shall first be entitled to reimburse itself therefrom to the extent, if any, of the expenses (including reasonable attorneys' fees and disbursements) paid or incurred by Landlord in the collection of such proceeds.

            (b) If the estimated cost of such restoration exceeds $25,000.00, prior to the commencement of any restoration, Tenant shall furnish to Landlord a detailed cost estimate for such restoration prepared by a reputable contractor or a proposed construction agreement with a reputable contractor containing the price for such restoration.

            (c) If the estimated cost of such restoration exceeds $25,000.00, the insurance proceeds shall be paid to Tenant in installments as the restoration progresses, upon application to be submitted by Tenant to Landlord showing the cost of the restoration incurred since the last previous application. The amount of each installment of such proceeds to be paid to Tenant shall be such proportion of the total proceeds received by Landlord (less the expenses and charges permitted to be deducted therefrom, as aforesaid) as the value of the labor and materials theretofore incorporated in the restoration bears to the total estimated cost of the restoration, less (i) all payments theretofore made to Tenant out of such proceeds, and (ii) the greater of (A) the actual retainage called for by the construction agreement(s) for such restoration, or (B) ten percent (10%) of the amount so determined, until completion of the restoration. Upon completion of the restoration by Tenant, and upon application for payment submitted by Tenant to Landlord and compliance with the conditions set forth in this Section 12.4, the balance of the proceeds, if any, shall be paid to Tenant.

            (d) If any vendor's, mechanic's, laborer's or materialman's lien shall be filed against the Demised Premises or any part thereof, Tenant shall promptly comply with its obligations under this Lease to discharge same and pending compliance therewith Landlord shall withhold from the disbursement of insurance proceeds an amount equal to 125% of such lien.

            (e) If the insurance proceeds shall be insufficient for the purpose of paying for any restoration, Tenant shall nevertheless be required to make the restoration and pay any additional sums required to complete the same in the manner prescribed by this Article 12.

            (f) The foregoing notwithstanding, if the estimated cost of restoration shall be less than $25,000.00, then Tenant shall have the right to collect all insurance proceeds (other than rental insurance) in respect thereof and shall hold same in trust to be applied to the cost of restoration.

     Section 12.5 As conditions precedent to each payment made to Tenant as provided in Section 12.4, there shall be delivered to Landlord, at the time of each request for a disbursement of insurance proceeds:

            (a) a certificate of an architect or engineer licensed as such in the State of Colorado, who is in charge of and supervising such restoration (the "Architect"), specifying that: (i) the sum then requested to be disbursed either has been paid and/or is then justly due to contractors, subcontractors, materialmen, engineers, architects or other persons (whose names and addresses shall be stated) who have rendered or furnished certain services or materials for the restoration and giving a brief description of such services and materials and stating in reasonable detail the progress of the restoration up to the date of said certificate; (ii) as far as is known to the Architect after due inquiry, no part of such expenditures has been or is being made the basis, in any previous or then pending request, for the disbursement of insurance proceeds or has been made out of the proceeds of insurance received by Tenant; (iii) the sum then requested to be disbursed, plus all sums previously disbursed, does not exceed the value of the restoration insofar as actually accomplished up to the date of such certificate; (iv) in the opinion of the Architect, the remainder of the moneys then held by Landlord will be sufficient to pay in full for the completion of the restoration, and estimating, in reasonable detail, the total remaining costs of completion of such restoration; and (v) in the case of the final request for payment by Tenant, the restoration shall have been completed in accordance with the plans and specification therefor and all Governmental Requirements;

            (b) the contractor's requisition for payment which, in addition to setting forth the amount then claimed to be due for work, labor and material performed and furnished, as approved by the Architect, shall certify that, except for such amounts as shall then be due, there is no outstanding indebtedness known, after due inquiry, which is then due and payable for work, labor, services or materials in connection with the restoration; and

            (c) in the case of the final request for payment by Tenant, lien waivers from all contractors and materialmen that have performed work or furnished materials in connection with the restoration.

     Section 12.6 Notwithstanding anything to the contrary contained in this Lease, Landlord shall only be responsible to restore the Demised Premises to the extent that Landlord receives the proceeds of insurance. The parties rights with regard to insurance proceeds shall be subject and subordinate to the rights of any fee mortgagee of the Demised Premises. Landlord shall have the sole right to adjust all property and casualty insurance claims and to compromise and/or settle any property or casualty insurance claims relating thereto.

     Section 12.7 Except as otherwise specifically provided herein, this Lease shall not terminate, be forfeited or otherwise affected in any manner by reason of damage to or total, substantial or partial destruction of the Demised Premises or any part thereof, or by reason of the untenantability of the same or any part thereof, for or due to any reason of cause whatsoever, and Tenant, notwithstanding any present or future law or statute, waives any and all rights to quit or surrender the Demised Premises or any part thereof by reason of any damage or destruction of the Demised Premises.

                                   ARTICLE 13
                                  Condemnation

     Section 13.1 (a) If at any time prior to or during the Term, the whole or a substantial portion of the Demised Premises shall be taken for any public or quasi-public purpose by any lawful power or authority by the exercise of the right of condemnation or eminent domain or by agreement between Landlord and those authorized to exercise such right, this Lease and the Term shall terminate and expire on the date of taking (as hereinafter defined) and the Rental payable by Tenant hereunder shall be apportioned and paid to the date of taking.

            (b) If the whole or a substantial portion of the Demised Premises shall be taken or condemned as provided in this Article 13, and this Lease is terminated in accordance with clause (a) above, the aggregate of all awards and/or damages (collectively, the "award") made to Landlord and Tenant, and any other persons claiming by, through or under any of them, in respect of such taking shall be paid out and distributed solely to Landlord, and Tenant hereby waives, releases and relinquishes any and all claims, awards or damages predicated on the value of the unexpired Term or otherwise.

            (c) In case of any taking and whether or not this Lease shall terminate by reason thereof, each of the parties agrees to execute any and all documents that may be required in order to effect and facilitate the collection by Landlord of the award.

     Section 13.2 For purpose of this Article 13, the term "date of taking" shall be deemed to be the date on which the whole or substantially all of the Demised Premises, or a part thereof, as the case may be, shall have vested in any lawful condemning authority, or the date on which actual possession thereof is acquired, whichever shall be earlier.

     Section 13.3 (a) If less than a substantial portion of the Demised Premises (for purposes hereof, "substantial" shall mean fifty percent (50%) or more of the Demised Premises) shall be taken, this Lease and the Term shall continue except that this Lease shall terminate in respect of the portion of the Demised Premises taken without abatement or diminution of the basic rent or additional rent (except that the basic rent and additional rent shall be recalculated on the basis of the gross leasable area of the Demised Premises remaining following the taking and the restoration of such remaining portion) or of any of Tenant's other obligations hereunder. Subject to the provisions of this Article 13, Landlord, to the extent of the award received, shall proceed diligently to restore any remaining part of the Demised Premises not so taken, so that the same shall be a complete, rentable, self-contained architectural unit and, to the extent practicable, of a size and condition substantially similar to the size and condition of, and having a character similar to the character of, the Demised Premises existing as of the Commencement Date, in good condition and repair.

            (b) The award in respect of such taking shall be paid out and distributed as follows, and Tenant hereby waives, releases and relinquishes any and all claims, awards or damages:

                  (i) There shall first be paid to Landlord an amount equal to 125% of the estimated cost of such restoration as may be required hereunder, to be held by Landlord for such purpose;

                  (ii) Next, there shall be paid to Landlord the remainder of the award, if any (including any balance of that portion of the award paid to Landlord under clause (i) above remaining after completion of the restoration).

            (c) The parties agree that any rights with regard to any award shall be subject and subordinate to the rights of any fee mortgagee of the Demised Premises.

            (d) Each of the parties agrees to execute any and all documents that may be required in order to effect and facilitate collection of the award by Landlord.

     Section 13.4 In case of any governmental action not resulting in the taking or condemnation of any portion of the Demised Premises but creating a right to compensation therefor, such as the change or grade or widening of any street upon which the Demised Premises abut, this Lease shall continue in full force and effect without reduction or abatement of basic rent and additional rent and the entire award therefore shall belong to Landlord. Tenant hereby waives any and all claims, and releases and relinquishes all of its interest in and to any award, damages or other compensation of any kind resulting from or predicated upon a change of grade or street widening.

     Section 13.5 Notwithstanding anything to the contrary contained herein, the amount of any award or payment allowed or retained for restoration of the Demised Premises which shall not have been previously applied to that purpose shall become the property of and shall be paid over to Landlord, if this Lease shall expire or terminate for any reason prior to the completion of the restoration and in accordance with the provisions of this Article 13.

     Section 13.6 Notwithstanding anything contained in Article 40, in the event that Landlord is required to perform any restoration work pursuant to this
Article 13, Landlord may serve a notice of same on Tenant prior to the commencement of such work ("Landlord's Condemnation Restoration Notice"). If Tenant fails to serve the Condemnation Notice (as hereinafter defined) on Landlord within ten (10) days after the service of such Landlord's Condemnation Restoration Notice, then Landlord may elect, by serving a written notice of same on Tenant, to terminate the Lease rather than to complete the restoration, which termination shall be effective on the twentieth (20th) day after service of such notice. In the event that Tenant exercises the Purchase Option pursuant to
Article 42 prior to such termination date, the expiration date of this Lease shall be extended to the date upon which the closing of title shall occur pursuant to such Purchase Option, provided Tenant shall not default under its obligations under the Purchase Option. For the purposes of this Article 13, "Condemnation Notice" shall mean a written notice from Tenant to Landlord wherein Tenant agrees that notwithstanding anything to the contrary contained in
Article 40, if Tenant exercises its termination right pursuant to Article 40, the effective date of such termination shall not be prior to the two year anniversary of the date of Landlord's Condemnation Restoration Notice.

                                   ARTICLE 14
                   Events of Default; Conditional Limitations;
                                 Remedies, etc.

     Section 14.1 The occurrence at any time during the Term of the events set forth in clauses (a), (b) or (c) of this Section 14.1 shall constitute an "event of default" hereunder:

            (a) Tenant shall fail to pay in full any Rental installment, any item of additional rent, or any other payment required to be paid by Tenant under this Lease when the same shall become due and payable hereunder, and such failure shall continue for a period of ten (10) days from the date such payment was due;
            (b) (i) Tenant shall abandon the Demised Premises for a period of more than thirty (30) days; or

                  (ii) In contravention of the applicable provisions hereof, this Lease or the estate of Tenant hereunder shall be assigned, transferred, mortgaged or otherwise encumbered in whole or in part or shall pass to or devolve upon any other person by operation of law or otherwise, or if the Demised Premises or any part thereof shall be sublet, used or occupied in violations of the term hereof; or

                  (iii) Tenant shall fail to maintain the Required Licenses (as hereinafter defined) or any other licenses and permits from time to time required in full force and effect to enable Tenant to conduct its business under this Lease.

                  (iv) All or any part of the Demised Premises shall be seized and/or closed by any governmental authority pursuant to any Federal, State or local laws, or similar laws or regulations, as a result of charges that said Demised Premises constituted a nuisance (subject to the Nuisance Exception as defined on Schedule 4 attached hereto) or a use for illegal purposes (except under the Federal Law Exceptions), unless same is caused by Landlord or its agents; or

                  (v) Tenant shall fail to keep, observe or perform any of the nonmonetary terms, covenants, conditions or agreements of this Lease on Tenant's part to be kept, observed or performed and such default shall continue for a period of twenty (20) days after written notice thereof by Landlord to Tenant specifying such default, unless such default requires work to be performed, acts to be done or conditions to be removed which cannot by their nature be performed, done or removed as the case may be within such twenty (20) day period, then if Tenant shall not have commenced curing the same within such twenty (20) day period or shall thereafter fail diligently and continuously to prosecute the same to completion within twenty (20) days thereafter; or

                  (vi) Any action or proceeding is commenced by any governmental authority with respect to curing violations or maintenance of the Demised Premises that is Tenant's responsibility and such action is not dismissed within forty-five (45) days after the commencement thereof; or

            (c) (i) Tenant shall make an assignment for the benefit of creditors; or

                  (ii) Tenant shall file a voluntary petition under Title 11 of the United States Code, as the same may be amended, or Tenant shall file any petition or answer seeking, consenting to or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal bankruptcy code or any other present or future applicable Federal or State or other statute or law, or shall seek or consent to or acquiesce in the appointment of any custodian, trustee, received, sequestrator, liquidator or other similar official of Tenant or of all or any substantial part of its property or of the Demised Premises or any interest of Tenant therein, or Tenant shall take any action in furtherance of any action described in subdivisions (i), (ii) or (iii) or this Section 14.1(c); or

                  (iii) Within sixty (60) days after the commencement of any proceeding against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future Federal bankruptcy code or any other present or future applicable Federal or State statute or law, such proceeding shall not have been dismissed, or within sixty (60) days after the appointment, without the consent or acquiescence of Tenant of any custodian, trustee, receiver, assignee, sequestrator, liquidator or any other similar official of Tenant or of all or any substantial part of its properties or of the Demised Premises or any interest of Tenant therein, such appointment shall not have been vacated or stayed on appeal or otherwise, or if within thirty (30) days after the expiration of any such stay, such appointment shall not have been vacated.

     Section 14.2 (a) Upon the occurrence of any of the events of default set forth in Section 14.1(c), Landlord may at any time thereafter during the continuance of any such event of default serve upon Tenant a fifteen (15) day notice of termination of this Lease and upon the expiration of such fifteen (15) day period, this Lease and the Term shall cease, terminate and expire as fully and completely as if the expiration of such fifteen (15) day period were the date herein definitely fixed for the end and expiration of this Lease and the Term, and Tenant immediately shall quit and surrender the Demised Premises; or if such termination shall be proscribed by any law applicable to the proceeding or stayed by order of any court having jurisdiction over the proceeding, then, following the expiration of any stay, or if the trustee appointed in any such proceeding, Tenant or Tenant as debtor-in-possession shall fail to assume this Lease in its entirety and all of the covenants thereof within the period prescribed therefore by law or as may be allowed by the court, and/or said trustee, Tenant or Tenant as debtor-in-possession shall fail to provide adequate protection of Landlord's right, title and interest in and to the future performance of Tenant's obligations under this Lease, Landlord shall have the right, at its election, to terminate this Lease on fifteen (15) days notice to Tenant, Tenant as debtor-in-possession or said trustee, and upon the expiration of said fifteen (15) day period this Lease shall cease and expires as fully and completely as if such date were the date herein definitely fixed for the end and expiration of this Lease and the Term, and thereupon neither Tenant nor any subtenant or statute or order of any court shall be entitled to the possession of the Demised Premises, or any part thereof, and Landlord, in addition to the other rights and remedies given pursuant to this Article 14, or by virtue of any other provision in this Lease, or by virtue of any statute or rule of law, may retain or receive as partial liquidated damages any basic rent and additional rent, or other moneys received by it from Tenant or others on behalf of Tenant.

            (b) If this Lease shall terminate and expire pursuant to the provisions of Section 14.2(a) Landlord shall be entitled to prove and recover in any such bankruptcy, insolvency, receivership, reorganization or dissolution proceeding all arrears in basic rent and additional rent and in addition thereto as liquidated damages an amount equal to the maximum allowed by statute or rule of law in effect at the time then governing the proceedings in which such damages are to be proved, whether or not such amount be greater or less than the amount referred to in this Section 14.2(b).

     Section 14.3 (a) Upon the occurrence of any of the events of default set forth in Sections 14.1(a) or (b), Landlord may at any time thereafter and during the continuance of any such event of default, if applicable, serve upon Tenant a fifteen (15) day notice of termination of this Lease and upon the expiration of such fifteen (15) day period, this Lease and the Term shall cease, end and expire as fully and completely as if the expiration of such ten (10) day period were the date herein definitely fixed for the end and expiration of this Lease and the Term, and thereupon Tenant and any subtenants or other persons claiming through or under Tenant shall quit and surrender the Demised Premises to Landlord, but Tenant shall remain liable as hereinafter provided.

            (b) If the notice provided for in Section 14.3(a) shall have been given, and the Term shall have expired as aforesaid, or if any of the events of default set forth in Section 14.1(a) shall occur, then and in any of such events Landlord may, without further notice, re-enter and repossess the Demised Premises, using such force for that purpose as may be lawful and necessary without being liable to indictment, prosecution or damages therefor, and may dispossess Tenant and any subtenant or other person claiming through or under Tenant by summary proceedings or otherwise and remove their effects and hold the Demised Premises as Landlord's former estate as if this Lease had not been made.

     Section 14.4 If this Lease and the Term shall have terminated and expired as provided in Section 14.3(a), or if Landlord shall have re-entered the Demised Premises and/or shall have dispossessed Tenant by summary proceedings or otherwise as provided in Section 14.3(b):

            (a) Tenant shall pay to Landlord all basic rent and additional rent payable under this Lease to the date upon which this Lease and the Term shall have terminated, expired and come to an end or to the date of re-entry upon the Demised Premises by Landlord, as the case may be;

            (b) Landlord may repair, renovate, remodel and/or alter the Demised Premises or any part thereof in such manner as Landlord may deem necessary or advisable without thereby relieving Tenant of any liability, under this Lease or otherwise affecting any such liability, and/or Landlord may let or relet the Demised Premises or any part(s) thereof for the whole or any part of the remainder of the Term or for a longer period, in Landlord's name or as agent of Tenant, at such rental and upon such terms and conditions as Landlord shall deem appropriate, to any tenant it may deem suitable and for any use or purpose it may deem appropriate, and out of any rent and other sums collected or received as a result of such reletting Landlord shall: first, pay to itself all costs and expenses of terminating this Lease, re-entering, retaking, repossessing, repairing, renovating, remodeling and/or altering the Demised Premises or any part thereof, and the cost and expense of removing all persons and property therefrom, including in such costs reasonable attorneys' fees and disbursements; second, pay to itself the costs and expenses sustained in securing any new tenants and other occupants, including in such costs, brokerage commissions, reasonable attorneys' fees and disbursements and other expenses of preparing the Demised Premises or any part thereof for reletting and, if Landlord shall maintain and operate the Demised Premises, the costs and expenses of such maintenance and operation; and third, pay to itself any balance remaining on account of the liability of Tenant to Landlord hereunder. Notwithstanding Landlord's duty to mitigate damages, Landlord shall in no way be responsible or liable for any failure to relet the Demised Premises or any part thereof, or for any failure to collect any rent due on any such reletting, and no such failure to relet or to collect rent shall operate to relieve Tenant of any liability under this Lease or otherwise; and any rents or other sums received by Landlord on a reletting in excess of the basic rent and additional rent reserved in this Lease shall belong solely to Landlord;

            (c) Tenant shall be liable for and shall pay to Landlord as damages, any deficiency (the "Deficiency") between the basic rent and additional rent reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the Term and the net amount, if any, of rents collected under any reletting effected pursuant to Section 14.4(b). Any such Deficiency shall be paid by Tenant in installments on the days specified in this Lease for the payment of installments of basic rent and additional rent, and Landlord shall be entitled to recover from Tenant such Deficiency installments(s) as the same shall arise, and no suits or actions to collect the amount or amounts of any Deficiency for any period shall prejudice Landlord's right to collect the Deficiency for any subsequent period by a similar suit or action; and

            (d) Whether or not Landlord shall have collected any Deficiency installments as aforesaid, Landlord shall be entitled at any time to recover from Tenant, and Tenant shall pay to Landlord, on demand, in lieu of any further Deficiencies, as and for liquidated and agreed final damages (it being agreed that it would be impracticable or extremely difficult to fix the actual damages), a sum equal to the amount by which the aggregate basic rent and additional rent reserved in this Lease for the period which at the time of the termination, re-entry or dispossess would have constituted the unexpired portion of the Term exceeds the then fair and reasonable rental value of the Demised Premises for the same period, both discounted to present worth at the rate of six percent (6%) per annum, less the aggregate amount of Deficiencies theretofore collected by Landlord pursuant to Section 14.4(c) for the same period, it being agreed that if before presentation of proof of such liquidated damages to any court, the Demised Premises or any part thereof shall have been relet by Landlord for the period which otherwise would have constituted the unexpired portion of the Term or any part thereof, the amount of rent reserved upon such reletting shall be deemed prima facie to be the fair and reasonable rental value for the part of the whole of the Demised Premises so relet during the term of reletting.

     Section 14.5 No termination of this Lease pursuant to Section 14.3(a), and no re-entry or taking of possession by Landlord and/or reletting of the Demised Premises or any part thereof pursuant to Sections 14.3(b) or 14.4(b), shall relieve Tenant of its liabilities and obligations under this Article 14, all of which shall survive such expiration, termination, re-entry, repossession or reletting.

     Section 14.6 Suit or suits for the recovery of damages, or for a sum equal to any installment or installments of basic rent and additional rent payable hereunder or any Deficiency or other sums payable by Tenant to Landlord pursuant to this Lease, may be brought by Landlord from time to time at Landlord's election, and nothing herein contained shall be deemed to require Landlord to await the date whereon this Lease and the Term would have expired had there been no event of default by Tenant, re-entry or termination.

     Section 14.8 No failure by Landlord to insist upon the strict performance of any agreement, term, covenant or condition of this Lease or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial basic rent and additional rent during the continuance of any such breach, shall constitute a waiver of any such breach or of such agreement, term, covenant or condition. No agreement, term, covenant or condition of this Lease to be performed or complied with by Tenant, and no breach thereof, shall be or be deemed to be waived, altered or modified except by a written instrument executed by Landlord. No waiver of any breach shall affect or alter this Lease, but each and every agreement, term, covenant and condition of this Lease shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.

     Section 14.9 Each right and remedy of Landlord provided for in this Lease, and all documents executed by the parties contemporaneously herewith shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease, or such other documents or now or hereafter existing at law or in equity or by statute or otherwise, shall not preclude the simultaneous or later exercise by Landlord of any or all other such rights or remedies.

     Section 14.10 (a) Tenant shall pay to Landlord all costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, incurred by Landlord in any action or proceeding to which Landlord may be made a party by reason of any act or omission of Tenant.

            (b) Tenant shall also pay to Landlord all costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, incurred by Landlord in enforcing any of the covenants and provisions of this Lease or incurred in any action or proceeding brought by Landlord against Tenant on account of the provisions hereof, provided Landlord shall substantially prevail in such action or proceeding, and all such costs, expenses and attorneys' fees and disbursements may be included in and form a part of any judgment entered in any action or proceeding brought by Landlord against Tenant on or under this Lease.

                                   ARTICLE 15
                         Cumulative Remedies - No Waiver

     Section 15.1 The specific remedies to which Landlord or Tenant may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which they may be lawfully entitled in case of any breach or threatened breach by either of them of any provision of this Lease. The failure of either party to insist in any one or more cases upon the strict performance of any of the covenants of this Lease, or to exercise any option herein contained, shall not be construed as a waiver or relinquishment for the future of such covenant or option. No waiver, change, modification or discharge by either party hereto of any provision in this Lease shall be deemed to have been made or shall be effective unless expressed in writing and signed by the party to be charged. In addition to the other remedies in this Lease, each party shall be entitled to the restraint by injunction of the violation of any of the covenants, conditions of provisions of this Lease or to a decree compelling performance of any of such covenants, conditions or provisions.

                                   ARTICLE 16
                            Surrender at End of Term

     Section 16.1 On the last day of the Term or upon any earlier termination of this Lease, or on any re-entry by Landlord upon the Demised Premises pursuant to

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

Article 14, Tenant agrees that it shall well and truly surrender and deliver up to Landlord the Demised Premises, together with all additions, alterations and improvements thereto and Equipment therein, in good order and in the condition and state of repair in which Tenant is obligated to maintain the same pursuant to Article 6, reasonable wear and tear excepted, free and clear of all subleases and occupancies, liens and encumbrances (other than liens and encumbrances existing on the date hereof or which Landlord has consented to in writing). For the avoidance of doubt, all Equipment is and shall be the property of Landlord.

     Section 16.2 On the last day of the Term or upon any sooner termination of this Lease or upon re-entry by Landlord upon the Demised Premises, Tenant agrees to deliver to Landlord such of the following as shall be in Tenant's possession or control: (a) service and maintenance records for the Demised Premises; (b) all original leases, licenses and permits then pertaining to the Demised Premises that are permitted to be transferred to Landlord under Colorado law;
(c) all  certificates  of the Colorado  Division of Fire Prevention and Control;
(d) all warranties and guarantees then in effect which Tenant has received in connection with any work or services performed or fixtures installed in any part of the Demised Premises, which will be Landlord's after the expiration or earlier termination of this Lease, together with a duly executed assignment thereof to Landlord; and (e) any and all other documents which may be reasonably necessary for the use, maintenance, operation and management of the Demised Premises.

     Section 16.3 If for any reason or no reason Tenant remains in the Demised Premises after the expiration or sooner termination of the Term, then Landlord will suffer injury that is substantial, difficult or impossible to measure accurately. Therefore, if Tenant remains in the Demised Premises after the expiration or sooner termination of the Term, for any reason or for no reason, then in addition to any other rights or remedies of Landlord, Tenant shall pay to Landlord, as liquidated damages and not as a penalty, for each month or any portion thereof during which Tenant holds over after the expiration or sooner termination of the Term, a sum equal to one and one-half (1.5) times the average monthly basic rent and additional rent paid by Tenant during the Lease Year immediately preceding such expiration or sooner termination of the Term for the first one hundred twenty (120) days of the holdover period and two (2) times the average monthly basic rent and additional rent paid by Tenant during the Lease Year immediately preceding such expiration or sooner termination of the Term thereafter.

     Section 16.4 The provisions of this Article 16 shall survive the expiration or termination of this Lease.

                                   ARTICLE 17
                                 Quiet Enjoyment

     Section 17.1 Landlord covenants that if and as long as Tenant shall fully and timely observe and perform all of the terms, covenants and obligations to be performed by Tenant under this Lease, Tenant shall and may (subject, however, to the terms and conditions of this Lease) peaceably and quietly have, hold and enjoy the Demised Premises during the Term without molestation or disturbance by or from Landlord or anyone claiming through or under Landlord.

                                   ARTICLE 18
                                     Notices

     Section 18.1 All notices, demands and requests which may or are required to be given by either party to the other shall be in writing. All notices, demands and requests by Landlord to Tenant shall be deemed to have been properly given if sent by United States registered or certified mail, return receipt requested, postage prepaid, or by a nationally-recognized overnight courier, addressed to Tenant at its address set forth above, or at such other place as Tenant may from time to time designate in a written notice to Landlord. All notices, demands and requests by Tenant to Landlord shall be deemed to have been properly given if sent by United States registered or certified mail, return receipt requested, postage prepaid, or by a nationally-recognized overnight courier, addressed to Landlord at the address first above written, or at such other place as Landlord may from time to time designate in a written notice to Tenant, with a copy to:
a) Reitler Kailas & Rosenblatt LLC, 885 Third Avenue, 20th Floor, New York, New York 10022, Attention: Scott Rosenblatt; and b) Burns, Figa & Will, P.C., 6400
S. Fiddlers Green Circle, Suite 1000, Greenwood Village, CO 80111. All notices, demands and requests shall be deemed given on the date which is three (3) days after the same shall be mailed as aforesaid or on the date delivered by overnight courier.

                                   ARTICLE 19
                            Limitations of Liability

     Section 19.1 Except in the case of Landlord's gross negligence or willful misconduct, Landlord shall not in any event whatsoever be liable for any injury or damage to Tenant, any subtenant or any other person or to any property happening in, on or about the Demised Premises or to any property belonging to Tenant, any subtenant or any other person which may be caused by any fire or breakage or by the use, misuse or abuse of the Demised Premises (including, without limitation, any elevators, hatches, openings, installations, stairways, hallways or other common facilities), or equipment or which may arise from any other cause whatsoever.

     Section 19.2 Except in the case of Landlord's gross negligence or willful misconduct, Landlord shall not be liable for any failure of or damages resulting from any failure of Utilities, nor for any injury or damage to Tenant, any subtenant or any other person or to any property or to the Demised Premises or any part thereof caused by or resulting from gasoline, oil, hazardous substances, steam, gas, electricity, flood, wind or storms or similar disturbances or water, rain or snow which may leak or flow from any river or street or from any water, sewer, steam or gas mains, pipes, appliances or subsurface areas within the Demised Premises or elsewhere or from leakage of gasoline or oil from pipes or appliances, or for any interference with light or air by any person or caused by any public or quasi-public work.

     Section 19.3 Notwithstanding the provisions of Sections 19.1, 19.2 or any other provision of this Lease to the contrary, it is expressly acknowledged and agreed that there shall at no time be or be construed as being any personal liability by or on the part of Landlord under or in respect of this Lease or in any way related hereto or the Demised Premises, it being further agreed that Tenant is accepting this Lease and the estate created hereby upon and subject to the understanding that it shall not enforce or seek to enforce any claim or judgment or any other matter for money or otherwise, personally or directly against Landlord (or any officer, director, stockholder, member, partner, joint venturer, principal or any other property of Landlord), but shall look solely to the equity of Landlord in and to its interest in the Demised Premises for the satisfaction of any and all claims, judgments or remedies of Tenant in the event of any breach by Landlord under this Lease or otherwise, and no other assets or funds of Landlord shall be subject to levy, execution or other judicial process for the satisfaction of any or all of Tenant's claims, judgments or remedies; such exculpation from personal liability as herein set forth to be absolute, unconditional and without exception of any kind. Landlord agrees that it shall not seek to enforce any claim or judgment against any officer, director, stockholder, member, partner, joint venturer or principal of Tenant.

                                   ARTICLE 20
                             Certificates of Tenant

     Section 20.1 Tenant shall, at any time and from time to time upon not less than fifteen (15) days prior notice by Landlord (on a form to be provided to Tenant), execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications that the Lease is in full force and effect as modified and stating the modifications) and the dates to which the basic rent and additional rent and other charges have been paid, and stating whether or not to Tenant's knowledge Landlord or Tenant is in default in keeping, observing or performing any term, covenant, agreement, provision, condition or limitation contained in this Lease and, if Landlord or Tenant shall be in default, specifying each such default, it being intended that any such statement delivered pursuant to this Section 20.1 may be relied upon by Landlord and or any prospective transferee or mortgagee of Landlord's interest in this Lease or any assignee of any mortgage.

                                   ARTICLE 21
                      Permitted Use; No Unlawful Occupancy

     Section 21.1 Provided Tenant, at Tenant's own cost and expense, obtains all required and lawful licenses and permits under Federal (subject to the Federal Law Exceptions), State and local law (the "Required Licenses"), Tenant may use and occupy the Demised Premises for the Permitted Use (as defined on Schedule 4 attached hereto) and solely for offices, warehousing, storage, retail sales and distribution in connection with Tenant's business, and for no other purpose without obtaining Landlord's prior written consent to such other purpose, which shall not be unreasonably withheld, provided that Tenant has the Required Licenses and same are in full force and effect. Tenant shall at all times cause the Demised Premises to be used in a reputable and lawful manner and in strict compliance with the Required Licenses.

     Section 21.2 Tenant, at its own expense, shall promptly apply for and with due diligence obtain, all licenses and permits from time to time required to enable Tenant to conduct its business under this Lease, including, without limitation, the Required Licenses. No failure of Tenant to obtain or to maintain any such licenses, permits or extensions or renewals thereof shall release Tenant from the performance and observance of Tenant's obligations under this Lease.

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

     Section 21.3 A copy of Tenant's license(s) under State law for the Permitted Use shall be provided to Landlord prior to Tenant conducting any business at the Demised Premises. Tenant shall maintain all Required Licenses as needed in good standing and at all times operate within the limits allowed by the Colorado Constitution and any local governing authority regarding the Permitted Use. Any material and continuing violation of any Colorado state law or local rule or regulation regarding the Permitted Use by the Tenant shall be considered a material breach of this Lease and subject Tenant to all rights and remedies of Landlord in the event of a breach.

     Section 21.4 Tenant shall not use or occupy, nor permit or suffer the Demised Premises or any part thereof, to be used or occupied for any unlawful or illegal or extra hazardous business, use or purpose (including, without limitation, "adult entertainment establishments" and "adult" bookstores), or in such manner as to constitute a nuisance of any kind (public or private), subject to the Nuisance Exception, or for any purpose or in any way in violation of the certificates of occupancy (or other similar approvals of applicable governmental authorities), or of any present or future Governmental Requirements (including, without limitation, zoning ordinances, but excluding the Federal Law Exceptions) or Insurance Requirements, or which may make void or voidable any insurance then in force on the Demised Premises. If any such prohibited or unlawful, illegal, or extra-hazardous use shall occur (other than pursuant to the Federal Law Exceptions), Tenant agrees promptly to take all lawful steps which may be necessary to compel the discontinuance of such use and/or to oust and remove any subtenants or other occupants of the Demised Premises causing or responsible for such unlawful, illegal, immoral, disreputable or extra-hazardous use or conduct.

     Section 21.5 Tenant shall not maintain loudspeakers in or outside the Demised Premises which may be heard from outside the Building nor permit any other sounds to emanate from and be heard outside the Building. Upon the request of Landlord, Tenant shall immediately cease and desist from any action which shall cause a violation of the aforesaid provisions.

     Section 21.6 Nothing herein contained is intended as a representation or warranty by Landlord that the Demised Premises may legally be used and operated for the uses permitted herein or for any use made of the Demised Premises by Tenant, it being agreed that Tenant is fully satisfied with Tenant's own investigation of such matters.

                                   ARTICLE 22
                     Assignment, Subletting and Encumbrances

     Section 22.1 Except as specifically otherwise provided herein, Tenant shall not have the right, without having obtained Landlord's prior written consent which may be withheld in Landlord's sole discretion, to sublease or mortgage, pledge or otherwise encumber all or any part of the Demised Premises, assign this Lease (by operation of law or otherwise) or permit the Demised Premises to be used or occupied by persons other than Tenant. Tenant shall reimburse Landlord for the reasonable expenses incurred by Landlord in connection with Tenant's request for such consent, including reasonable attorneys' fees and disbursements and the costs of investigating the acceptability of the proposed subtenant, upon demand; provided, however, that Tenant shall have no obligation

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

to reimburse Landlord under this section with respect to the first three (3) requests for consent by Tenant to Landlord.

     Section 22.2 If this Lease be assigned or if the Demised Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the basic rent and other charges herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of Tenant's covenants under this Article 22 of the acceptance by Landlord of the assignee, subtenant or occupant as tenant hereunder or a release of Tenant from the further performance by Tenant of any of the terms, covenants and conditions of this Lease on the part of Tenant to be performed hereunder. Tenant shall pay on demand the costs and expenses reasonably incurred by Landlord, including, without limitation, reasonable attorneys' fees and disbursements, in connection with any proposed or actual assignment of this Lease or subletting of the Demised Premises or any part thereof and the review and/or preparation of documents in connection therewith.

     Section 22.3 If and so long as Tenant is not in default under this Lease, Landlord will not unreasonably withhold or delay its consent to a request to a proposed assignment or sublease of the Demised Premises, provided that:

            (a) the proposed assignee or sublessee shall have a financial standing, be of a character and be engaged in a business reasonably acceptable to Landlord, and use the Demised Premises for the Permitted Use as set forth in this Lease;

            (b) Tenant shall reimburse Landlord on demand for any reasonable costs, including attorneys' fees and disbursements, that may be incurred by Landlord in connection with said assignment or subletting;

            (c) the form of the proposed assignment or sublease shall be in reasonably satisfactory form and shall comply with the applicable provisions of this Article 22;

            (c) such subletting and the subtenant shall be expressly subject and subordinate to all of the obligations of Tenant under this Lease and the further condition and restriction that such sublease shall not be assigned, encumbered or otherwise transferred or the Demised Premises further sublet by the sublessee, suffered or permitted by the sublessee to be used or occupied by others, without the prior written consent of Landlord in each instance; and

            (d) no subletting shall end later than one (1) day before the expiration date of this Lease.

     Section 22.5 The transfer of a majority of the issued and outstanding capital stock of Tenant or any corporate subtenant under this Lease, or a majority of the total interest in any partnership (or any limited liability partnership or limited liability company) tenant or subtenant, however, accomplished, and whether in a single transaction or in a series of related or unrelated transactions, shall be deemed an assignment of this Lease or of such sublease. The transfer of outstanding capital stock of any corporate tenant, for purposes of this Section 22.5, shall not include sale of such stock which is

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

effected through "over-the-counter market" or through any recognized stock exchange. The merger or consolidation of a corporate lessee or sublessee where the net worth of the resulting or surviving corporation is less than the net worth of Tenant immediately prior to such transaction shall be deemed an assignment of this Lease or of such sublease. At any time and from time to time, within five (5) days after written request by Landlord, Tenant shall furnish to Landlord a written statement certified by an attorney or an independent certified public accountant or an affidavit sworn to by the chief executive officer or a general partner of Tenant, setting forth the identity of every holder of an interest, the type and character of each such interest (e.g., number of shares of common stock, general partnership interest, etc.) and the percentage of ownership of each such holder; provided, however, that the preceding sentence shall not apply to Tenant as long as Tenant is a publicly traded whose stock is traded through "over-the-counter market" or through any recognized stock exchange; further provided that regardless of Tenant's status as a publicly traded company, any subtenant of the Premises or a portion thereof will be bound by the provisions of this Section 22.5. Notwithstanding anything to the contrary contained herein, provided prior notice is given to Landlord and Tenant is not in default beyond the expiration of any applicable notice and grace period under any of the provisions of this Lease, interests in Tenant may be transferred to the existing interest holders or any family members of the existing interest holders (or to trusts for the benefit of any existing interest holders or family members of any existing interest holders) without obtaining the consent of Landlord.

     Section 22.6 In no event shall any sublessee permitted by Landlord thereafter assign or encumber its sublease, or further sublet all or any portion of the Demised Premises, or otherwise suffer or permit the Demised Premises or any part thereof to be used or occupied by others, without Landlord's prior written consent in each instance. A modification, amendment or extension of a sublease shall be deemed a sublease. If any lien is filed against the Demised Premises for brokerage services claimed to have been performed for Tenant, whether or not actually performed, the same shall be discharged by Tenant within thirty (30) days after Tenant receives notice thereof, at Tenant's expense, by filing the bond required by law or otherwise, and Tenant agrees to indemnify Landlord and its agents and hold them harmless from and against any and all claims, losses or liability resulting from such lien for brokerage services rendered.

     Section 22.7 In no event shall Tenant be entitled to make, nor shall Tenant make, any claim, and Tenant hereby waives any claim, for money damages (nor shall Tenant claim any money damages by way of setoff, counterclaim or defense) based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or unreasonably delayed its consent or approval to a proposed assignment or subletting as provided for in this Article 22. Tenant's sole remedy shall be an action or proceeding to enforce any such provision or for specific performance, injunction or declaratory judgment.

     Section 22.8 If Tenant requests Landlord's consent to a specific assignment or sublease, it shall submit in writing to Landlord (a) the name and address of the proposed assignee or sublessee, (b) a duly executed copy of the proposed agreement of assignment or sublet, (c) reasonably satisfactory information as to the nature and character of the business of the proposed assignee or sublessee and as to the nature of its proposed use of the Demised Premises, and (d) banking, financial (certified by a certified public accountant) and other proofs and information relating to the proposed assignee or sublessee sufficient to enable Landlord to determine the experience, the reputation and the net worth and character of the proposed assignee or sublessee.

     Section 22.9 Intentionally omitted.

     Section 22.10 In the event of any assignment of this Lease, the assignor shall remain primarily liable, jointly and severally with the assignee, for the obligations of Tenant under this Lease, which liability shall not be impaired by any: (a) modification, supplement, extension or amendment of this Lease to which Landlord and the assignee shall agree; (b) settlement with, or release of, the assignee relating to its default under this Lease or in connection with its occupancy of the Demised Premises; or (c) other act or omission which, but for the provisions of this Article 22, might constitute or be deemed to be a legal or equitable discharge of a surety or assignor, including, without limitation, any waiver or forbearance of obligations.

     Section 22.11 Tenant understands and agrees that whether Landlord's written consent thereto is required or not required, no assignment or subletting shall be effective unless and until Tenant causes to be delivered to Landlord a duly executed copy of the assignment or sublease (unless it was theretofore delivered to Landlord). Any such sublease shall provide that the sublessee shall comply with all applicable terms and conditions of this Lease to be performed by Tenant hereunder insofar as the same relates to such sublessee's premises. Any such assignment of this Lease shall contain an assumption by the assignee of all of the terms, covenants and conditions of this Lease to be performed by Tenant from and after the effective date thereof.

     Section 22.12 Tenant shall not have the right to mortgage the leasehold interest herein without having obtained Landlord's prior written consent (which consent may be withheld in Landlord's sole and absolute discretion).

                                   ARTICLE 23
                     Security Deposit and Personal Guaranty

     Section 23.1 No security deposit shall be required of Tenant under this Lease. Tenant acknowledge and agrees that as a condition of Landlord entering into this Lease, Landlord requires Shawn Phillips and Erin Phillips to execute the Guaranty of Lease attached hereto and made a part hereof.

                                   ARTICLE 24
                             Waiver of Trial by Jury

     Section 24.1 Tenant and Landlord, to the fullest extent permitted by law, hereby waives and agrees to waive trial by jury in any legal action or proceeding arising under this Lease or related to the Demised Premises.

                                   ARTICLE 25
                       Invalidity of Particular Provisions

     Section 25.1 If any term or provisions of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provisions of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                                   ARTICLE 26
                                     Broker

     Section 26.1 Each of Landlord and Tenant represents and warrants that it has not dealt with any broker with respect to this Lease or the Demised Premises. Each party hereby covenants and agrees forever to defend, indemnify and hold the other party and its successors and assigns harmless from and against any and all claims, demands or judgments (and for any and all expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred by such other party in connection therewith), for any commissions, fees or other compensation of any kind by or in favor of any broker or other party claiming to have acted in any capacity as a broker or finder in bringing about this Lease.

                                   ARTICLE 27
                              No Recording of Lease

     Section 27.1 This Lease shall not be recorded; however, at any time after the date hereof and prior to the expiration (without exercise) of the Purchase Option, Tenant may, at Tenant's sole cost and expense, cause a memorandum of this Lease (and the Purchase Option contained herein) to be recorded in the City and County of Denver's real property records, provided that the form of any such memorandum of lease shall be approved in writing by Landlord prior to recording.


                                   ARTICLE 28
                          Covenants to Bind and Benefit
                        Respective Parties; Modification

     Section 28.1 The covenants and agreements herein contained shall bind and inure to the benefit of Landlord and its successors, assigns and legal representatives and Tenant and its permitted successors and assigns. The terms and provisions of this Lease may not be altered, modified, waived or terminated except by an agreement in writing signed by the party to be charged. Neither this Lease nor any draft hereof shall be binding on Landlord or Tenant until same is fully executed and delivered by the parties hereto.

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

                                   ARTICLE 29
                                  Subordination

     Section 29.1 This Lease, the leasehold estate of Tenant created hereby and all rights of Tenant hereunder are and shall be subject and subordinate to the encumbrances, conditions of title and other matters now affecting the fee title to the Demised Premises or any part thereof, and to all mortgages which may now or hereafter affect the fee title to the Demised Premises (or Landlord's interest in this Lease) and to all renewals, modifications, consolidations, replacements and extensions of any such mortgages. Notwithstanding that the subordination provisions of this Section 29.1 are self-operative and shall not require any further act or action by Tenant hereunder, Tenant agrees that upon request of Landlord it shall promptly execute all documents reasonably requested by Landlord or any mortgagee to confirm the subordination of this Lease as set forth herein, provided that pursuant to such documents such mortgagee agrees not to disturb Tenant's possession of the Demised Premises so long as no default exists under this Lease.

     Section 29.2 If in connection with obtaining financing or refinancing of a mortgage on Landlord's interest in the Demised Premises, a mortgagee shall request reasonable modifications to this Lease as a condition to such financing or refinancing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or and adversely affect the leasehold interest hereby created. In no event shall a requirement that the consent of any such lender be given for any modification, termination or surrender of this Lease, or a requirement that Tenant give such Lender notice of Landlord's default hereunder and a reasonable opportunity to cure such default, be deemed to adversely affect the leasehold interest hereby created.

                                   ARTICLE 30
                             No Abatement of Rental

     Section 30.1 Except as may otherwise be expressly provided herein, there shall be no abatement, setoff, diminution or reduction of basic rent or additional rent payable by Tenant hereunder or of any the other obligations of Tenant hereunder under any circumstances whatsoever.

                                   ARTICLE 31
                         Allocations of Additional Rent

     Section 31.1 Fuel charges (if any) shall be allocated to and payable by Tenant as additional rent as of the Commencement Date. It is agreed that the statement of any representative of the fuel company providing the fuel for the Demised Premises will be conclusive as to the amount of the fuel.

     Section 31.2 (a) If there is a water meter on the Demised Premises which has not been read, nor the charge fixed to the Commencement Date, Tenant agrees to pay the same from and after the Commencement Date apportioned on the basis of the last reading.

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

            (b) If there is any retainer outstanding for services rendered or to be rendered for the procurement of a reduction of the assessed valuation of the Demised Premises for tax purposes for the tax year in which the Commencement Date occurs, Tenant shall assume such retainer, and any benefits derived therefrom, whether by way of protest, settlement or legal proceedings, upon presentation of attorneys' bills for same.

     Section 31.3 Adjustments pursuant to this Article 31 shall be made upon the execution and delivery of this Lease. However, the parties agree to correct adjustments based upon any mistakes or additional information noted by either party after the Commencement Date.

                                   ARTICLE 32
                                   Vault Space

     Section 32.1 Vaults and areas, if any, now or hereafter built extending beyond the building line of the Demised Premises are not included within the Demised Premises, but Tenant may occupy and use the same during the Term, subject to such laws, permits, orders, rules and regulations as may be imposed by appropriate governmental authorities with respect thereto and upon payment of all charges relating thereto as set forth in Section 3.1.

     Section 32.2 No revocation on the part of any governmental department or authority of any license or permit to maintain and use any such vault and areas shall in any way affect this Lease or the amount of the rent or any other charge payable by Tenant hereunder. If any such license or permit shall be revoked, Tenant shall, at its sole cost and expense, do and perform all such work as may be necessary to comply with any order revoking the same.

                                   ARTICLE 33
                                   Late Charge

     Section 33.1 If payment of any item of basic rent or additional rent shall become overdue for ten (10) days beyond the date on which it is due and payable as in this Lease provided, a late charge in the amount of five cents (5(cent)) for each dollar so overdue shall immediately become due and payable to Landlord for the administrative costs and expenses incurred by Landlord by reason of Tenant's failure to make prompt payment, and said late charge shall be payable by Tenant to Landlord as additional rent without further notice or demand by Landlord. In addition, if any item of basic rent or additional rent is not received by Landlord within ten (10) days after same are due, Tenant shall pay to Landlord interest on the amount due at the rate of twelve percent (12%) per annum but not to exceed the maximum lawful amount then chargeable under applicable law, computed from the date such payment was due to and including the date of payment. Tenant shall also be liable for any reasonable legal fees and expenses incurred in the collection of any item of basic rent or additional rent payable under the terms of this Lease. No failure by Landlord to insist upon the strict performance by Tenant of Tenant's obligation to pay late charges shall constitute a waiver by Landlord of its right to enforce the provisions of this
Article 33 in any  instance  thereafter  occurring.  Nothing  contained  in this
Article 33 is intended in any way to extend the grace periods or notice periods provided for elsewhere in this Lease, nor shall this Article 33 be construed to be a limitation of or a substitution for any other rights, remedies and privileges of Landlord under this Lease or otherwise.

                                   ARTICLE 34
                           Indemnification of Landlord

     Section 34.1 Tenant, to the fullest extent permitted by law, agrees to indemnify and save Landlord harmless from and against any and all claims, obligations, liabilities, suits, actions, proceedings, judgments, fines, damages, penalties, architects' and reasonable attorneys' fees and disbursements, of whatsoever kind or nature which may be asserted against, imposed upon or incurred by Landlord by reason or any of the following occurring during the Term, except and to the extent caused by the gross negligence or willful misconduct of Landlord:

            (a) any work performed by, or any other acts or omissions of Tenant, any subtenant or its or their respective agents, employees, contractors, licensees or invitees (collectively, "Agents") in, on or about the Demised Premises or any part thereof, or the streets and sidewalks abutting the same;

            (b) any use, non-use, possession, occupation, repair, alteration, condition, operation, maintenance or management of the Demised Premises or any part thereof, or any vaults, passageways or other space forming a part thereof, or the streets and sidewalks abutting the same;

            (c) any act, omission or negligence on the part of Tenant or any subtenant or their respective Agents;

            (d) any accident, injury (including death) or damage to any person or property occurring in, on or about the Demised Premises or any part thereof or the streets or sidewalks abutting the same;

            (e) any failure on the part of Tenant to pay any basic rent or additional rent or to keep, observe, perform or comply with any of the other terms, covenants, agreements or conditions contained in this Lease on Tenant's part to be kept, observed, performed or complied with, or the exercise by Landlord of any remedy provided in this Lease with respect thereto;

            (f) any lien or claim which may be asserted against the Demised Premises or any part thereof arising from any failure by Tenant to perform its obligations under this Lease or any other agreement affecting the Demised Premises;

            (g) any failure on the part of Tenant to keep, observe and perform any of the terms, covenants, agreements, provisions, conditions or limitations contained in any subleases of any part of the Demised Premises, or any other contracts or agreements affecting the Demised Premises, on Tenant's part to be kept, observed or performed;

            (h) any claims made and actions commenced by any subtenants of the Demised Premises against Landlord, arising out of any acts or omissions by Tenant under the respective subleases; or

            (i) any contest permitted pursuant to the provisions of this Lease and initiated by Tenant.

     Section 34.2 Notwithstanding anything contained in this Lease to the contrary, the obligations of Tenant under this Article 34 shall not be limited or affected in any way by the limits of insurance maintained hereunder or by the absence in any case of covering insurance or by the failure or refusal of any insurance carrier to perform any obligation on its part under insurance policies affecting the Demised Premises or any part thereof.

     Section 34.3 If any claim, action or proceeding is made or brought against Landlord by reason of any event with respect to which Tenant has indemnified Landlord hereunder, then, upon demand by Landlord, Tenant, at its sole cost and expense, shall resist or defend such claim, action or proceeding, in Landlord's name if necessary, and if such claim, action or proceeding is covered by insurance, by the attorneys for the insurance carrier (which attorneys Landlord shall reasonably approve) or by such attorneys as Tenant or the insurance carrier (if applicable) shall select (as the case may be) and Landlord shall reasonably approve. Nothing herein contained shall prohibit Landlord, at its own expense, from participation in such claim, action or proceeding with counsel of its own choice.

     Section  34.4  The   provisions  of  this  Article  34  shall  survive  the
termination and expiration of this Lease.

                                   ARTICLE 35
                             Excavation and Shoring

     Section 35.1 If any excavation, subsurface construction, remodeling or other building operation (hereinafter collectively referred to as an "excavation") shall be made or contemplated to be made for building or other purposes upon property, avenues, streets, alleys, vaults or passageways adjacent to or nearby the Demised Premises, Tenant, in compliance with all applicable provisions of all laws and ordinances, shall afford to the person or persons causing or authorized to cause such excavation the right to enter upon the Demised Premises for the purpose of doing such work as such person or persons shall consider to be necessary to the safety and preservation of any of the foundations, walls or structures of the Building from injury or damage and to support the same by proper foundations.

     Tenant shall not, by reason of any such excavation work, have any claim against Landlord for damages or indemnity or for suspension, diminution, abatement or reduction of rent under this Lease, unless same is caused by Landlord's gross negligence or willful misconduct.

     Any damages collected by Landlord or Tenant against any parties causing damage to the improvements on the Demised Premises, after deducting the reasonable costs of collection thereof, shall be held and disbursed under

Article 12 as if same constituted insurance money paid on account of damage or destruction to the Demised Premises.

                                   ARTICLE 36
                                   Air Rights

     Section 36.1 Tenant acknowledges that it has no rights to any development rights, "air rights" or comparable rights appurtenant to the Land and Building, and consents, without further consideration, to any utilization of such rights by Landlord and agrees, to promptly execute and deliver any instruments which may be requested by Landlord, including instruments evidencing such acknowledgment and consent. The provisions of this Section 36.1 shall be deemed to be and shall be construed as an express waiver by Tenant of any interest Tenant may have as a party in interest in the Land and Building. Notwithstanding the foregoing, Landlord hereby agrees that during the term of this Lease, Landlord shall not sell or otherwise transfer any air rights above the Demised Premises and represents that Landlord did not previously sell any air rights to any other party.

                                   ARTICLE 37
                                    Equipment

     Section 37.1 Tenant shall not, without the prior consent of Landlord in each instance, remove or permit the removal from the Demised Premises of any machinery, equipment or trade and other fixtures used in the operation of the Demised Premises or otherwise from time to time located thereon, including, without limitation, the items specified on Schedule 3 attached hereto and incorporated herein by this reference (collectively, "Equipment"), except for repairs, cleaning or other servicing, unless the same is promptly replaced by Equipment of like or better kind and quality, free of any and all liens, encumbrances or security interests, and Tenant shall, in any event, maintain such Equipment on the Demised Premises as shall be necessary and sufficient to enable Tenant to perform all of its obligations under this Lease. Notwithstanding anything to the contrary contained in this Lease, Tenant's personal property shall remain the property of Tenant and may be removed from the Demised Premises by Tenant from time to time, without the need to replace same, provided that any damage to the Demised Premises caused by such removal shall be promptly repaired by Tenant at its sole cost and expense.

     Section 37.2 Tenant agrees to keep and maintain all Equipment in good, safe condition and repair and whenever necessary shall make all required replacements thereof with items of similar or better utility, quality and value. Upon the expiration or earlier termination of this Lease, all Equipment shall be owned by and shall be the property of Landlord and shall not be removed from the Demised Premises.

                                   ARTICLE 38
                                     Signage

     Section 38.1 Tenant shall not install a sign at the Demised Premises without obtaining Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. In the event Landlord grants its written consent, Tenant shall be required to comply with all applicable rules and regulations for the installation of said sign. Tenant covenants and agrees to provide Landlord with a rendering of the sign at the time that it requests
Landlord's consent. Tenant, at Tenant's own cost and expense, shall keep such sign in good and working condition, shall procure any and all permits or licenses required for the maintenance thereof, shall comply with all governmental regulations applicable or pertaining to such sign including, without limitation, zoning laws, and shall pay any tax or other charges imposed by any governmental authority with regard to such sign. Upon the expiration or sooner termination of the Term, unless Landlord elects otherwise in writing, Tenant shall remove all signs from the Demised Premises and shall repair any damage caused thereby. Tenant acknowledges and agrees that it shall not permit anyone other than Tenant to post or install any signage of any kind in, on or near the Demised Premises without obtaining Landlord's written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

                                   ARTICLE 39
                             Consents and Approvals

     Section 39.1 All consents and approvals which may be given under this Lease shall, as a condition of their effectiveness, be in writing. The granting of any consent or approval by Landlord to the performance of any act by Tenant requiring the consent or approval of Landlord under any of the terms or provisions of this Lease shall relate only to the specified act or acts thereby consented to or approved and, unless otherwise specified, shall not be deemed a waiver of the necessity for such consent or approval for the same or any similar act in the future, and/or the failure on the part of Landlord to object to any such action taken by Tenant without the consent or approval of Landlord shall not be deemed a waiver of its right to require such consent or approval for any further similar act. Wherever in this Lease Landlord's consent or approval is required, if Landlord shall delay, condition or refuse such consent or approval, Tenant in no event shall be entitled to make, nor shall Tenant make, any claim, and Tenant hereby waives any claim, for money damages (nor shall Tenant claim any money damages by way of set-off, counterclaim or defense) based upon any claim or assertion by Tenant that Landlord withheld, conditioned or delayed its consent or approval, provided, however, that consents or approvals requested of Landlord shall not be unreasonably withheld, conditioned or delayed. Tenant's sole remedy shall be an action or proceeding to enforce any such provision, for specific performance, injunction or declaratory judgment.

                                   ARTICLE 40
                           Tenant's Termination Right

     Section 40.1 Tenant shall have the right to terminate this Lease on the last day of the seventh (7th) Lease Year (the "Early Termination Date"), upon not less than six (6) months prior written notice to Landlord (the "Early Termination Notice"). If this Lease is so terminated, it shall cease and come to an end on the Early Termination Date, as if the Early Termination Date was the original expiration date under this Lease. The Early Termination Notice shall be null and void if Tenant is in default under any of the terms of this Lease beyond the expiration of any applicable notice and cure period at the time such Early Termination Notice is received by Landlord.

                                   ARTICLE 41
                                  Miscellaneous

     Section 41.1 The headings in this Lease are for convenience of reference only and are not to be deemed or construed in any way as part of this Lease or as supplemental thereto or amendatory thereof.

     Section 41.2 Nothing contained in this Lease or otherwise is intended to make Landlord a partner or associate of Tenant or a joint venturer with Tenant, or as making or rendering Landlord in any way liable or responsible for any debts, losses, liabilities or obligations of any kind incurred by Tenant, or for the acts or omissions of Tenant, its agents, officers, servants, employees, representatives, contractors, invitees, licensees or subtenants, it being expressly acknowledged, understood and agreed that the relationship between the parties is and shall remain solely that of Landlord and Tenant and not otherwise.

     Section 41.3 This Lease or any of its provisions may not be waived, changed, modified or terminated orally, but only by a written instrument or waiver, change, modification or termination executed by the party against whom enforcement of any such waiver, change, modification or termination is sought.

     Section 41.4 This Lease shall be governed by and construed in accordance with the laws of the State of Colorado.

     Section 41.5 The agreements and the terms, covenants and conditions herein contained shall be binding upon and shall inure to the benefit of Landlord and Tenant and their respective successors and permitted assigns.

                                   ARTICLE 42
                             Tenant Purchase Option

     Section 42.1 (a) During the period commencing on the Commencement Date to and including the thirty sixth (36th) month anniversary of the Commencement Date, TIME BEING OF THE ESSENCE (the "Option Period"), Strainwise, Inc., the named Tenant in this Lease ("Named Tenant"), shall have a single, one-time option (subject to the last sentence of Section 42.3(a)) to purchase the Demised Premises (the "Purchase Option") in its "as is" "where is" condition and upon the terms and conditions set forth in this Article 42 for a purchase price in the amount of TWO MILLION FOUR HUNDRED THOUSAND AND 00/100 DOLLARS ($2,400,000.00) (the "Option Price").

            (b) If any of the following events shall occur: (i) Tenant shall have delivered an Early Termination Notice pursuant to Article 40, (ii) subject to the last sentence of Section 42.3(a), Named Tenant or an assignee of Named Tenant approved by Landlord shall have previously delivered a Purchase Option Notice (as hereinafter defined), (iii) Named Tenant or an assignee of Named Tenant approved by Landlord shall no longer be Tenant under this Lease, (iv) Tenant shall be then in default beyond any applicable notice and cure period in the payment of any basic rent, additional rent or other charge or payment, (iv) Tenant shall be then in default beyond any applicable notice and cure period in the performance of any obligation on the part of Tenant to be performed pursuant to this Lease, (v) this Lease shall terminate pursuant to its terms or for any other reason whatsoever, including, without limitation, as a result of a casualty or condemnation, and/or (vi) the third (3rd) anniversary of the Commencement Date (the "Option Closing Date") shall have passed and Tenant shall not have acquired the Demised Premises in accordance with the provisions of this
Article 42 (collectively, the "Option Terminating Events"), then, in addition to all other rights and remedies under this Lease which Landlord may have with respect to a default or otherwise, the Purchase Option shall be null and void and of no further force and effect.

     Section 42.2 The exercise of the Purchase Option by Named Tenant shall be conditioned upon the following conditions (collectively, the "Option Exercise Conditions") being true as of date of the exercise of the Purchase Option: (a) subject to the last sentence of Section 42.3(a), Tenant shall not have previously delivered a Purchase Option Notice; (b) Tenant shall not have delivered an Early Termination Notice pursuant to Article 40; (c) this Lease shall not have been terminated; (d) Tenant shall not then be in default under this Lease; (e) none of the Option Terminating Events set forth in Section 42.1(b) shall have occurred; (f) the Option Period shall have commenced and not have expired, TIME BEING OF THE ESSENCE; (g) Tenant shall have delivered the Purchase Option Notice on or prior to the thirty third (33rd) month following the Commencement Date; and (h) Tenant shall have delivered the Downpayment (as hereinafter defined) to Landlord in accordance with the provisions of Section
42.3 within five (5) business days after the timely delivery of the Purchase Option Notice, TIME BEING OF THE ESSENCE.

     Section 42.3 (a) Subject to the provisions of Section 42.3(b), provided the Option Exercise Conditions have been satisfied, the Option Period shall not have expired and none of the Option Terminating Events shall have occurred, Named Tenant may exercise the Purchase Option by delivering the following to Landlord in accordance with the provisions of Article 18: (i) notice of the exercise of the Purchase Option (the "Purchase Option Notice"); (ii) a bank or certified check, subject to collection, or immediately available federal funds by wire transfer, payable to Landlord's attorney, as escrow agent, in the amount of ten percent (10%) of the Option Price (the "Downpayment"); and (iii) three (3) originals of the Escrow Agreement in the form attached hereto as Exhibit A (or such other form as may be requested by Escrow Agent) executed by Tenant. The Downpayment shall be held in escrow by Escrow Agent but shall constitute a partial payment of the Option Price and shall be non-refundable to Tenant, except as otherwise expressly provided in this Article 42. In the event that Tenant fails to close on the Option Closing Date for any reason other than a Landlord default under the provisions of this Article 42, subject to the final sentence of this Section 42.3(a), Landlord shall have no further obligation to convey the Demised Premises pursuant to the provisions of this Article 42, the Option Exercise Conditions shall be deemed to have failed to occur, the Purchase Option shall be null and void and of no further force and effect and Landlord shall be entitled to retain the Downpayment as and for full and complete liquidated and agreed damages for Tenant's default under this Article 42, whereupon Tenant shall be released from any further liability to Landlord for a breach of Tenant's obligations under this Article 42 (provided that the rights and obligations of Landlord and Tenant under the other provisions of this Lease shall not otherwise be affected). LANDLORD AND TENANT AGREE THAT IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO ESTIMATE THE DAMAGES WHICH LANDLORD MAY SUFFER UPON A TENANT DEFAULT UNDER THIS ARTICLE 42 AND THAT THE DOWNPAYMENT REPRESENTS A REASONABLE ESTIMATE OF THE TOTAL NET DETRIMENT THAT LANDLORD WOULD

SUFFER UPON A TENANT DEFAULT UNDER THIS ARTICLE 42. SUCH LIQUIDATED AND AGREED DAMAGES ARE NOT INTENDED AS A FORFEITURE OR A PENALTY WITHIN THE MEANING OF APPLICABLE LAW BUT AS A SOLE REMEDY FOR A TENANT DEFAULT PURSUANT TO THE PROVISIONS OF THIS ARTICLE 42. Notwithstanding anything to the contrary set forth in this Section 42.3(a), in the event that Tenant defaults in the performance of its obligations under this Article 42 and/or fails to close on the Option Closing Date, provided (A) Tenant shall promptly (but in no event later than ten (10) business days after notice of the default from Landlord or Escrow Agent) consent to the release of the Downpayment by Escrow Agent to Landlord pursuant to this Section 42.3(a), and (B) Tenant shall not have previously exercised the Purchase Option more than once, then Tenant shall continue to have one (1) single Purchase Option in accordance with and subject to the provisions of this Article 42; provided, however, in the event that Tenant shall exercise the Purchase Option a second (2nd) time in accordance with the provisions of this sentence and/or Tenant fails to close on the Option Closing Date for any reason other than a Landlord default under the provisions of this Article 42, Landlord shall have no further obligation to convey the Demised Premises pursuant to the provisions of this Article 42, the Option Exercise Conditions shall be deemed to have failed to occur, the Purchase Option shall be null and void and of no further force and effect and Landlord shall be entitled to retain the Downpayment as and for full and complete liquidated and agreed damages for Tenant's default under this Article 42, whereupon Tenant shall be released from any further liability to Landlord for a breach of Tenant's obligations under this Article 42 (provided that the rights and obligations of Landlord and Tenant under the other provisions of this Lease shall not otherwise be affected).

            (b) Tenant understands that Landlord may seek to structure the disposition of the Demised Premises in such a way that will afford Landlord the ability to take advantage of the provisions of Internal Revenue Code Section 1031 governing tax free exchanges and reorganizations. Tenant shall reasonably cooperate with Landlord in such efforts at no cost or liability to Tenant. Landlord reserves the right, in effectuating such like-kind exchange (the "Exchange"), to assign its rights, but not its obligations, under this Lease to a Qualified Intermediary or Exchange Accommodation Transferee or other similar functionary, and Tenant hereby consents to such assignment. Tenant agrees to execute such reasonable documents and otherwise cooperate in such respects as may reasonably be requested by Landlord in order to enable Landlord to carry out a like-kind exchange as aforesaid, provided that no document increases Tenant's obligations or decreases Tenant's rights under this Article 42, and all cost and expense of the Exchange is borne solely by Landlord. Landlord shall have the right, by one or more notices delivered to Tenant one or more times, to adjourn of the Option Closing Date for a period not to exceed, in the aggregate, the earlier of (x) sixty (60) days following the Option Closing Date, or (y) the expiration date of Tenant's loan commitment (provided Tenant shall have delivered to Landlord a copy of such commitment promptly after Tenant's receipt of same from its lender), if any, to effectuate the Exchange. In the event that Landlord shall deliver one or more notices adjourning the Option Closing Date, the Option Closing Date set forth in the last notice so delivered by Landlord to Tenant pursuant to this Section 42.3(b) shall control.

     Section  42.4  Notwithstanding  anything to the  contrary set forth in this
Article 42, the Purchase Option shall be subject to the following terms and conditions:

            (a) Landlord makes no representations or warranties regarding the Demised Premises, and the Demised Premises shall be conveyed in their "as-is" "where-is" condition without any representation or warranty, express or implied. Tenant acknowledges that it is in possession of the Demised Premises, fully familiar with the condition of thereof and shall have performed any inspections or investigations with respect to the Demised Premises on or prior to the exercise of the Purchase Option.

            (b) On the Option Closing Date, provided Landlord is not in default of its obligations under this Article 42, Tenant shall deliver to Landlord: (i) the balance of the Option Price by bank or certified check subject to collection, or immediately available federal funds, subject to no adjustments other than basic rent and additional rent and such other Building expense items which shall be adjusted as of 12:01 a.m. on the Option Closing Date; and (ii) any required transfer tax forms executed by Tenant.

            (c) On the Option Closing Date, provided (i) Named Tenant (or an assignee of Named Tenant approved by Landlord) is not in default of its obligations under this Article 42, (ii) the Option Exercise Conditions have been and continue to be satisfied, (iii) the Option Period shall not have expired, and (iv) none of the Option Terminating Events shall have occurred, Landlord shall deliver to Tenant, or to an entity designated in writing by Tenant which shall be wholly-owned by Tenant on the Option Closing Date: (A) a special warranty deed conveying fee simple title to the Demised Premises subject to (1) all easements, covenants and restrictions of record ("ECRs"), and (2) such other liens, encumbrances and violations now or hereafter encumbering the Demised Premises; provided, however, that Landlord shall satisfy and remove (x) any fee mortgage encumbering the Demised Premises, (y) any monetary lien granted or consented to by Landlord encumbering the Demised Premises, or (z) any other lien or encumbrance affecting the Demised Premises which (1) is not the responsibility of Tenant under this Lease, (2) was not created or consented to by the act or omission of Tenant or any party claiming by, through or under Tenant or any of their respective agents, representatives, employees, contractors, invitees or licensees, and (3) is susceptible of being cured or removed by the payment of money (such lien or encumbrance which satisfies conditions (1), (2) and (3), collectively, "Other Liens and Encumbrances"); further provided, however, Landlord's obligations with respect to Other Liens and Encumbrances under clause (z) above shall not exceed Forty Thousand and 00/100 Dollars ($40,000.00) in the aggregate; and (B) any required transfer tax forms executed by Landlord. Tenant acknowledges that Tenant does not have any right or authority to enter into any ECR encumbering the Demised Premises.

            (d) Notwithstanding anything to the contrary set forth above in this
Section 42.4, in no event shall Landlord have any obligation to cure (A) any note or notice of violation of law or municipal ordinance, order or requirement noted or issued by Federal, State or municipal department or other governmental authority having jurisdiction against or affecting the Demised Premises or any improvements located thereon (including any sidewalk notices and violations), or
(B) any lien or encumbrance that is Tenant's obligation under this Lease or that was created or consented to by the act or omission of Tenant or any party claiming by, through or under Tenant or any of their respective agents, representatives, employees, contractors, invitees or licensees.

            (e) In the event that Landlord shall default in the performance of its obligations under this Article 42, provided Tenant is not in default of its obligations under this Article 42, the Option Exercise Conditions have been and continue to be satisfied, the Option Period shall not have expired and none of the Option Terminating Events shall have occurred, Tenant's sole and exclusive remedy shall be to (i) seek specific performance and attorneys' fees and costs,
(ii) waive such default and close without abatement of the Option Price, or
(iii) rescind the Purchase Option Notice and receive a refund of the Downpayment. Tenant expressly waives any right to make any claim against Landlord for any loss, damage, cost or expense arising out of or in connection with such breach and acknowledges that such a default shall not constitute a breach by Landlord of the terms of this Lease or excuse Tenant from performing its obligations in accordance with the terms of this Lease.

            (f) Tenant shall pay (i) any transfer taxes and documentary fees payable in connection with the execution of this Lease and the grant of the Purchase Option, and (ii) all other expenses customarily born by a purchaser in connection with the closing of a purchase. In the event that Tenant fails to timely pay the transfer taxes or documentary fees as provided in clause (i) above, Tenant shall indemnify and hold harmless Landlord from all loss, cost, liability and expense arising out of or in connection with such failure to pay the transfer taxes, including, without limitation, legal fees and expenses and any interest or penalties on such unpaid taxes. Notwithstanding anything contained herein to the contrary, Landlord shall pay the premium for a standard coverage owners title policy, and the parties shall share equally the title company's closing fees.

            (g) In the event that a casualty or condemnation shall occur following the delivery of the Purchase Option Notice by Named Tenant to Landlord, then the Option Closing Date shall occur at the option of Named Tenant without abatement or adjustment of the Option Price, but Landlord at the Option Closing Date shall assign Landlord's right to receive any condemnation awards or insurance proceeds to Named Tenant; provided, however, if (i) the casualty results in a casualty loss which is estimated by Landlord, in Landlord's reasonable determination, to be in excess of twenty percent (20%) of the Option Price (a "Material Casualty"), or (ii) there is a condemnation that is estimated by Landlord, in Landlord's reasonable determination, to result in a permanent taking of twenty percent (20%) or more of the Building (a "Material Taking") then Landlord shall deliver written notice (the "Post Option Exercise Material Casualty or Material Taking Notice") of such Material Casualty or Material Taking to Tenant, and Tenant shall have the right to terminate this Lease and rescind the Purchase Option Notice by delivering written notice to Landlord not later than ten (10) days following delivery of the Post Option Exercise Material Casualty or Material Taking Notice to Tenant, TIME BEING OF THE ESSENCE. In the event of the timely exercise by Tenant of the termination right set forth in this clause (g), (A) this Lease shall terminate as of the date set forth in such termination notice, (B) Tenant shall vacate and surrender the Demised Premises on such date in accordance with the provisions of this Lease, and (C) Tenant shall be entitled to receive a refund of the Downpayment. It shall be a condition precedent to Tenant's exercise of the termination right set forth in this clause (g) that Tenant not be in default beyond applicable notice and cure period of its obligations under this Lease, including this Article 42.

            (h) Subject to the final sentence of Section 42.3(a), Tenant shall not deliver the Purchase Option Notice more than once during the Option Period. In the event Tenant terminates the Purchase Option pursuant to an express provision set forth in this Article 42 and receives a refund of the Downpayment, Tenant shall have no further rights and Landlord shall have no further obligations under this Article 42.

            (i) On the Option Closing Date, Landlord shall reasonably cooperate with Tenant, at no cost, liability or expense to Landlord, to deliver Landlord's organizational documents and an owner title affidavit in order to effectuate the closing.

            (j) Notwithstanding anything contained in this Article 42 to the contrary, upon Landlord's receipt of the Purchase Option Notice from Tenant, Landlord shall order and deliver to Tenant a title commitment for the Premises. Tenant shall have fourteen (14) days from receipt of the title commitment to withdraw its Purchase Option Notice if, in Tenant's sole discretion, Tenant is dissatisfied with the status of title to the Premises. In the event Tenant shall timely withdraw its Purchase Option Notice in accordance to this subsection, the Downpayment shall be released to Tenant, the Purchase Option shall be deemed void, and the Lease shall otherwise remain in full force and effect.

                                   ARTICLE 43
                        LANDLORD'S LIEN/SECURITY INTEREST

     Section 43.1 In addition to any statutory lien for rent in Landlord's favor, Landlord shall have and Tenant hereby grants to Landlord a continuing security interest for all rentals and other sums of money due or which may become due hereunder from Tenant. Tenant also hereby grants Landlord a security interest, and this Lease constitutes a security agreement, within the meaning of and pursuant to the Uniform Commercial Code of the State in which the Demised Premises are situated as to all of Tenant's property situated in, upon or used in connection with the Demised Premises (except merchandise sold in the ordinary course of business) as security for all of Tenant's obligations hereunder, including, without limitation, the obligation to pay basic rent and additional rent. Such personalty thus encumbered includes, without limitation, all goods, wares, trade and other fixtures, furniture, equipment and other personal property (but excluding furniture, fixtures and equipment used directly in the manufacture or cultivation of Retail Marijuana or Retail Marijuana Product (as such terms are used in 1 CCR 212-2, R 204) or used directly in the manufacture or cultivation of Medical Marijuana or Medical Marijuana-Infused Product (as such terms are used in 1 CCR 212-1, M 204) and inventory and marijuana-related products, by-products and waste) and contract rights (but excluding accounts receivable and the proceeds thereof), now or hereafter situated at the Demised Premises.

     Section 43.2 Upon a default hereunder by Tenant, in addition to all other rights and remedies provided in this Lease or otherwise, Landlord shall have all rights and remedies under the Uniform Commercial Code, including, without limitation, the right to sell the property described in this Article 43 at public or private sale upon five (5) days notice by Landlord.

      Section 43.3 Tenant hereby agrees to execute such other instruments necessary or desirable under applicable law to perfect the security interest hereby created. Landlord and Tenant agree that this Lease and security agreement serves as a financing statement and that a copy, photographic or other reproduction of this portion of this Lease may be filed of record by Landlord and have the same force and effect as the original. Tenant shall execute such financing statements and file the same at Tenant's expense at the State and County Uniform Commercial Code filing offices as often as Landlord in its discretion shall require, and Tenant hereby irrevocably appoints Landlord as its agent for the purpose of executing and filing such financing statements on Tenant's behalf as Landlord shall deem necessary. This security agreement and financing statement also covers fixtures located at the Demised Premises subject to this Lease and legally described in Exhibit B attached hereto and incorporated herein by this reference and may be filed of record by Landlord in the real estate records.

                                   ARTICLE 44
                     REGULATORY AND LEGISLATIVE REQUIREMENTS

     Section 44.1 Subject to Section 44.2, either Landlord or Tenant shall have the right to terminate this Lease upon thirty (30) days written notice to the other party in the event that any of the following shall occur (each, a "Termination Event"):

            (a) The Permitted Use becomes illegal due to any revocation or modification of Section 14 or Section 16 of Article XVIII of the constitution of the State of Colorado or any other applicable State law;

            (b) Governmental Requirements and/or the enforcement of such Governmental Requirements change such that Tenant cannot operate its business from the Demised Premises;

            (c) Governmental Requirements significantly impair or materially interfere with Tenant's use of the Demised Premises; or

            (d) The Permitted Use presents a material threat to Landlord's ownership interest in the Demised Premises, as evidenced by Landlord's receipt of a letter or similar communication from the Federal government or other governmental authority threatening seizure, confiscation or other similar impairment of Landlord's ownership interest in the Demised Premises;

provided, however, Tenant shall not have the right to terminate this Lease if an act or omission of Tenant or default by Tenant under this Lease, including, without limitation, a violation by Tenant of any Governmental Requirements caused the Termination Event. Upon any such termination, Tenant shall immediately vacate and surrender the Demised Premises, this Lease shall terminate and the parties shall be released hereunder, except for such obligations that expressly survive the expiration or earlier termination of this Lease.

     Section 44.2 Upon the occurrence of any Termination Event which shall make this Lease unlawful in whole or in material part, the parties shall immediately enter into good faith negotiations regarding a lease arrangement which is consistent and in compliance with Governmental Requirements and approximates as closely as possible the economic position of the parties hereunder prior to the Termination Event. If the parties are unable to reach an agreement within fifteen (15) days following the occurrence of a Termination Event, then either party may terminate this Lease in accordance with and subject to the terms of
Section 43.1.











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                                       48

      IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date first above written.


                              Landlord:

                              KALYX COLORADO 695 BRYANT LLC,
                              a Colorado limited liability company


                              By: /s/ George M. Stone
                                 --------------------
                              Name: George M. Stone
                              Title: Vice President


                              Tenant:

                              STRAINWISE, INC.,
                              a Colorado corporation


                              By: /s/ Shawn Phillips
                                 -------------------
                              Name: Shawn Phillips
                              Title: Chief Executive Officer

                                    EXHIBIT A

                            FORM OF ESCROW AGREEMENT


                                ESCROW AGREEMENT

     THIS ESCROW AGREEMENT (this "Agreement") is dated as of ___ __________, 2014, by and among KALYX COLORADO 695 BRYANT LLC, a Colorado limited liability company, having an address at 311 West 43rd Street, 3rd Floor, Suite 300, New York, New York 10036 ("Seller"), STRAINWISE, INC., a Colorado corporation, having an office and principal place of business at 695 Bryant Street, Denver, Colorado 80204 ("Purchaser") and BURNS, FIGA & WILL, P.C., as escrow agent, having an office at 6400 S. Fiddlers Green Circle, Suite 1000, Greenwood Village, Colorado 80111 ("Escrow Agent").

                              W I T N E S S E T H:

     WHEREAS, Seller, as landlord, and Purchaser, as tenant, have entered into that certain Lease Agreement, dated as of ______________, 2014 (the "Lease"), with respect to that certain land and building located at, and known as, 695 Bryant Street, Denver, Colorado (collectively, the "Demised Premises");

     WHEREAS, pursuant to Article 42 of the Lease, Purchaser has exercised the Purchase Option and delivered a check, subject to collection, or immediately available federal funds by wire transfer in the amount of the Downpayment (as defined in the Lease) to be held by Escrow Agent in accordance with the terms of this Agreement;

     WHEREAS, Escrow Agent has agreed to hold the Downpayment subject to and in accordance with the provisions of this Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants, representations and warranties made herein, and of the mutual benefits to be derived hereby, the parties hereto agree as follows:

     1. Definitions. All capitalized terms used but not defined in this Agreement shall have the respective meanings ascribed to them in the Lease.3

     2. Recitals. The parties hereto hereby acknowledge and agree that the above recitals shall be deemed to be fully incorporated in the substance of this Agreement and be fully binding on each of the parties hereto.

     3. Receipt of Downpayment. Purchaser has delivered the Downpayment to Escrow Agent in immediately available federal funds or by check subject to collection. Escrow Agent shall hold the Downpayment pursuant to the provisions of this Agreement.

     4. Downpayment; Disbursement of Downpayment. Escrow Agent shall deposit the Downpayment in the name of Seller in a separate, interest bearing trust account using the taxpayer identification number of Seller. In the event that the Downpayment is delivered to Seller in accordance with the terms of this Agreement, the interest earned on the Downpayment shall similarly be delivered to Seller (without credit to Purchaser with respect to the Option Price), and in the event that the Downpayment is delivered to Purchaser in accordance with the terms of this Agreement, the interest earned on the Downpayment shall similarly be delivered to Purchaser.

     5. Escrow Agent shall disburse the Downpayment as follows:

            (a) A sum equal to the Downpayment, to Seller at the Option Closing Date;

            (b) In accordance with the joint written instructions of Purchaser and Seller;

            (c) In response to a written demand to Escrow Agent by Seller claiming that Seller is entitled to receive payment of the Downpayment pursuant to this Agreement and stating the basis for such claim by Seller (a "Seller Demand Notice"), provided that (i) Escrow Agent shall have given notice to Purchaser of receipt of the Seller Demand Notice (together with a copy of Seller Demand Notice) within five (5) business days after receipt of the Seller Demand Notice, and (ii) within five (5) business days of Escrow Agent giving such notice to Purchaser, Escrow Agent shall not have received a written notice from Purchaser that Purchaser disputes Seller's claim for payment of the Downpayment; and

            (d) In response to a written demand to Escrow Agent by Purchaser claiming that Purchaser is entitled to receive payment of the Downpayment pursuant to this Agreement and stating the basis for such claim by Purchaser (a "Purchaser Demand Notice"), provided that (i) Escrow Agent shall have given notice to Seller of receipt of the Purchaser Demand Notice (together with a copy of the Purchaser Demand Notice) within five (5) business days after receipt of the Purchaser Demand Notice, and (ii) within five (5) business days of Escrow Agent giving such notice to Seller, Escrow Agent shall not have received a written notice from Seller that Seller disputes Purchaser's claim for payment of the Downpayment.

     6. Escrow Agent may conclusively presume the genuineness of all signatures on documents and instruments that Escrow Agent receives and the authority of any person purporting to act on behalf of a party that is not a natural person. Except to the extent that applicable law or rules of professional conduct that are applicable to Escrow Agent acting as an escrow agent provide otherwise, Escrow Agent shall have no liability hereunder other than for acts or omissions of Escrow Agent that constitute gross negligence or willful misconduct.

     7. The duties of Escrow Agent are only as herein specifically provided and are purely ministerial in nature. Escrow Agent shall neither be responsible for or under, nor chargeable with knowledge of, the terms and conditions of any other agreement, instrument or document in connection herewith, including, without limitation, the Lease, and shall be required to act in respect of the Downpayment only as provided in this Agreement. This Agreement sets forth all the obligations of Escrow Agent with respect to any and all matters pertinent to the escrow contemplated hereunder and no additional obligations of Escrow Agent shall be implied from the terms of any other agreement. Escrow Agent shall not be liable or responsible for the collection of the proceeds of any check payable or endorsed to Escrow Agent hereunder.

     8. Escrow Agent may consult with counsel of its choice (including but not limited to counsel in Escrow Agent's firm) and shall not be liable for any action taken or omitted to be taken by Escrow Agent in accordance with the advice of such counsel. Escrow Agent shall not be bound by any modification, cancellation or rescission of this Agreement unless in writing and signed by Escrow Agent. Escrow Agent is acting as a stakeholder only with respect to the Downpayment. If any dispute arises as to whether Escrow Agent is obligated to deliver all or any portion of the Downpayment or as to whom all or any portion of the Downpayment is to be delivered, Escrow Agent shall not be required to make any delivery, but in such event Escrow Agent may hold the Downpayment until receipt by Escrow Agent of instructions in writing, signed by all parties which have, or claim to have, an interest in the Downpayment, directing the disposition of the Downpayment, or in the absence of such authorization, Escrow Agent may (a) hold the Downpayment until receipt of a certified copy of a final judgment of a court of competent jurisdiction providing for the disposition of the Downpayment, or (b) deposit, at any time, the Downpayment in the registry of a court of competent jurisdiction and commence an action in the nature of an interpleader for a determination of the respective rights of Seller and Purchaser in the Downpayment and, in such case, recover Escrow Agent's costs and expenses, including a reasonable attorneys' fees; provided, however, that notwithstanding the foregoing, Escrow Agent may, but shall not be required to, institute legal proceedings of any kind. Escrow Agent may require, as a condition to the disposition of the Downpayment pursuant to written instructions an indemnification, in form and substance satisfactory to Escrow Agent from each party providing such instructions.

     9. Escrow Agent and any successor escrow agent, upon fifteen (15) business days notice in writing to all parties, may at any time resign as such by delivering the Downpayment to either (i) any successor escrow agent designated in writing by all the parties hereto (other than Escrow Agent), or (ii) any court having competent jurisdiction. Upon its resignation and delivery of the Downpayment as set forth in this Section 9, Escrow Agent shall be discharged of and from any and all further obligations arising in connection with the escrow contemplated by this Agreement.

     10. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns. Nothing in this Agreement, express or implied, shall give to anyone, other than the parties hereto and their respective permitted successors and assigns, any benefit or any legal or equitable right, remedy or claim under or in respect of this Agreement or the escrow contemplated hereby.

     11. Notices. Any notice, demand, or other communication hereunder shall be in writing and delivered by hand, nationally recognized overnight courier or sent by certified mail, return receipt requested, postage prepaid, to the addresses set forth below:

                  If to Seller:

                  KALYX COLORADO 695 BRYANT LLC
                  311 West 43rd Street, 3rd Floor, Suite 300
                  New York, New York 10036
                  Attention: George Stone


                  If to Purchaser:

                  STRAINWISE, INC.
                  695 Bryant Steet
                  Denver, Colorado 80204
                  Attention: Shawn Phillips

                  If to Escrow Agent:

                  BURNS, FIGA & WILL, P.C.
                  6400 S. Fiddlers Green Circle, Suite 1000
                  Greenwood Village, CO 80111
                  Attention:  Matt Dillman

Any notice  shall be deemed to have been duly served,  given,  made or delivered
(a) if by overnight courier, on the following business day as evidenced by the receipt therefor, and (b) if by certified mail, return receipt requested, three days after date of mailing with the U.S Postal Service. Seller's counsel may give any notices or other communications hereunder on behalf of Seller and Purchaser's counsel may give any notices or other communications hereunder on behalf of Purchaser.

     12. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the laws of the State of Colorado, without giving effect to conflicts of laws rules that would require the application of the laws of another jurisdiction. Each party hereto agrees and submits to the jurisdiction of the New York courts and further agrees that any action or proceeding under, in connection with or relating to this Agreement shall be brought in and adjudicated by any state court or the federal court in the Southern District of New York.

     13. The parties acknowledge that Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that Escrow Agent shall not be deemed to be the agent of either of the parties, and that Escrow Agent shall not be liable to either of the parties for any act or omission on its part unless taken or suffered in willful disregard of this Agreement or involving gross negligence. Seller and Purchaser shall jointly and severally indemnify and hold Escrow Agent harmless from and against all costs, claims and expenses, including reasonable attorneys' fees, incurred in connection with the performance of Escrow Agent's duties hereunder, except with respect to actions or omissions taken or suffered by Escrow Agent in willful disregard of this Agreement or involving gross negligence on the part of Escrow Agent.

     14. Escrow Agent shall have the right to represent Seller in any dispute between Seller and Purchaser with respect to this Agreement and the transaction described herein.

     15. Entire Agreement. This Agreement (together with the Lease as between Seller and Purchaser) constitutes the entire agreement and understanding of the parties hereto with respect to the matters referred to herein and supersedes all prior agreements, understandings or representations, written or oral, among the parties with respect to such matters.

     16. No Amendment; No Waiver. No amendment or modification of this Agreement shall be binding unless it is in writing and signed by a duly authorized representative of each of the parties hereto. The failure of any party to exercise its rights hereunder may in no case be interpreted as a waiver of any right hereunder, nor shall it deprive any party of the right thereafter to insist upon strict compliance with such term or any other term of this Agreement. For the avoidance of doubt, no alleged waiver by a party shall be enforceable unless it is in writing and duly signed by an authorized representative of such party.

     17. Binding on Successors and Assigns. This Agreement is binding upon and inures to the benefit of the officers, directors, successors, heirs, trustees, subrogees, successors and assigns of each of the parties hereto.

     18. No Third Party Rights. The terms and provisions of this Agreement shall create no right in any person, firm or corporation other than the parties hereto and their respective successors and assigns, and no third party shall have the right to enforce or benefit from the terms hereof.

     19. Severability. Any provision of this Agreement that is invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions of this Agreement, and to the extent permitted by law, any determination of invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     20. Authority. Each signatory to this Agreement represents and warrants that he or she is authorized to sign on behalf of the party for whom he or she signs.

     21.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, by facsimile, .pdf and email, all of which when taken together shall constitute one original instrument.


                         [NO FURTHER TEXT ON THIS PAGE]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              Seller:

                         KALYX COLORADO 695 BRYANT LLC,
                         a Colorado limited liability company



                        By: ____________________________
                            Name:
                            Title:


                              Purchaser:

                              STRAINWISE, INC.,
                              a Colorado corporation



                         By: __________________________
                             Name:
                             Title:


                              Escrow Agent:

                              BURNS, FIGA & WILL, P.C.,



                         By:___________________________
                            Name:
                            Title: Shareholder/Director

                                    Exhibit B

LEGAL DESCRIPTION


Lots 1 through 14 inclusive, Block 4, Wier Addition, County of Denver, Colorado.

                                GUARANTY OF LEASE

     THIS GUARANTY OF LEASE ("Guaranty") is entered into as of the 9th day of September 2014, by Shawn Phillips and Erin Phillips, whose address is 1350 Independence Street, Suite 300, Lakewood, CO 80215 (the "Guarantor"), for the benefit of Kalyx Colorado 695 Bryant LLC, a Colorado limited liability company, and its successor and assigns (the "Landlord"), with reference to the following facts:

     A. Landlord and Strainwise, Inc., a Colorado corporation (the "Tenant"), have entered or will enter into that certain Lease Agreement of even date herewith (the "Lease") for certain premises located with a street address of 695 Bryant Street, Denver, Colorado (the "Premises").

     B. By its covenants herein set forth, Guarantor has induced Landlord to enter into the Lease with Tenant, which was made and entered into in consideration of Guarantor's covenants.

     Section 1. Guarantor unconditionally, jointly and severally, guarantees, without deduction by reason of setoff, defense or counterclaim, to Landlord and its successors and assigns, the full and punctual payment, performance and observance by Tenant of all of the terms, covenants and conditions in the Lease contained on Tenant's part to be kept, performed or observed.

     Section 2. If Tenant shall at any time default in the performance or observance of any of the terms, covenants or conditions in the Lease contained on Tenant's part to be kept, performed or observed, Guarantor will promptly keep, perform and observe same, as the case may be, in the place and stead of Tenant.

     Section 3. Any act of Landlord, or its successors or assigns, consisting of a waiver of any of the terms or conditions of the Lease, or the giving of any consent to any manner or thing relating to the Lease, or the granting of any indulgences or extension of time to Tenant, may be done without notice to Guarantor and without releasing Guarantor from any of his obligations hereunder.

     Section 4. The obligations of Guarantor hereunder shall not be released by Landlord's receipt, application or release of any security given for the performance and observance of any covenant or condition in the Lease contained on Tenant's part to be performed or observed, nor by any modification of the Lease, regardless of whether Guarantor consents thereto or receive notice thereof.

     Section 5. The liability of Guarantor hereunder shall in no way be affected by: (a) the release or discharge of Tenant in any creditor's receivership, bankruptcy or other proceeding; (b) the impairment, limitation or modification of the liability of Tenant or the estate of Tenant in bankruptcy, or of any remedy for the enforcement of Tenant's liability under the Lease resulting from the operation of any present or future provision of the National Bankruptcy Act or other statute or from the decision in any court; (c) the rejection or disaffirmance of the Lease in any such proceedings; (d) the assignment or transfer of the Lease by Tenant; (e) any disability or other defense of Tenant;
(f) the cessation from any cause whatsoever of the liability of Tenant;  (g) the

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exercise by Landlord of any of its rights or remedies  reserved  under the Lease or by law; or (h) any termination of the Lease.

     Section 6. Guarantor further agrees that he may be joined in any action against Tenant in connection with the obligations of Tenant under the Lease and recovery may be had against Guarantor in any such action. Landlord may enforce the obligations of Guarantor hereunder without first taking any action whatsoever against Tenant or its successors and assigns, or pursue any other remedy or apply any security it may hold, and Guarantor hereby waives all right to assert or plead at any time any statute of limitations as relating to the Lease, the obligations of Guarantor hereunder and any and all surety or other defenses in the nature thereof.

     Section 7. Until all the covenants and conditions in the Lease on Tenant's part to be performed and observed, are fully performed and observed, Guarantor:
(a) shall have no right of subrogation against Tenant by reason of any payments or performance by Guarantor hereunder; and (b) subordinate any liability or indebtedness of Tenant now or hereafter held by Guarantor to the obligations of Tenant to Landlord under the Lease.

     Section 8. If Landlord desires to sell, finance or refinance the Premises, or any part thereof, Guarantor hereby agrees to deliver to any lender or buyer designated by Landlord such financial statements of Guarantor as may be reasonably required by such lender or buyer. Such statements shall include the past three years' financial statements of Guarantor. All such financial statements shall be received by Landlord in confidence and shall be used only for the foregoing purposes.

     Section 9. This Guaranty shall apply to the Lease, any extension, renewal, modification or amendment thereof, and to any assignment, subletting or other tenancy thereunder, or to any holdover term following the term granted under the Lease or any extension or renewal thereof, regardless of whether Guarantor consent thereto or receive notice thereof.

     Section 10. In the event this Guaranty shall be held ineffective or unenforceable by any court of competent jurisdiction or in the event of any limitation of Guarantor's liability hereunder other than as expressly provided herein, then Guarantor shall be deemed to be a tenant under the Lease with the same force and effect as if Guarantor was expressly named as a joint and several tenant therein with respect to the obligations of Tenant thereunder hereby guaranteed.

     Section 11. Guarantor agrees to pay Landlord's reasonable out-of-pocket costs and expenses, including but not limited to legal fees and disbursements, incurred in any effort to collect or enforce any of the guaranteed obligations or this Guaranty, whether or not any lawsuit is filed, and in the representation of Landlord in any insolvency, bankruptcy, reorganization or similar proceeding relating to Tenant or Guarantors. Until paid to Landlord, such sums will bear interest from the date such costs and expenses are incurred at the rate of 18% per annum.

     Section 12. No delay on the part of Landlord in exercising any right hereunder or under the Lease shall operate as a waiver of such right or of any

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other  right of  Landlord  under the Lease or  hereunder,  nor shall any  delay, omission or waiver on any one occasion be deemed a bar to a waiver of the same or any other right on any future occasion.

     Section 13. If there is more than one undersigned Guarantor, the term Guarantor, as used herein, shall include all of the undersigned; each and every provision of this Guaranty shall be binding on each and every one of the undersigned jointly and severally liable hereunder; and Landlord shall have the right to join one or all of them in any proceeding or to proceed against them in any order.

     Section 14. This instrument constitutes the entire agreement between Landlord and Guarantor with respect to the subject matter hereof, superseding all prior oral or written agreements or understandings with respect thereto and may not be changed, modified, discharged or terminated orally or in any manner other than by an agreement in writing signed by Guarantor and Landlord.

     Section 15. This Guaranty shall be governed by and construed in accordance with the laws of the State of Colorado.

     Section 16. Notice hereunder shall be in writing and shall be effective upon personal service, one business day after deposit with FedEx or other reliable overnight courier for delivery the next business day, or five days after deposit thereof in the United States Mail, registered or certified delivery, return receipt requested, to the other party at its above address, except that under no circumstances shall Landlord be obligated to give Guarantor any notice not specifically required to be given by Landlord pursuant to this Guaranty. Either party may by notice given as aforesaid designate a different address for notice purposes. Any action to declare or enforce any rights or obligations under the Lease may be commenced by Landlord in the City and County of Denver, Colorado. Guarantor hereby consents to such jurisdiction for such purposes and agrees that any notice, complaint or legal process so delivered shall constitute adequate notice and service of process for all purposes and shall subject Guarantor to the jurisdiction of the applicable Court for purposes of adjudicating any matter related to this Guaranty.

     IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first above written.


"GUARANTOR"


BY: /s/ Shawn Phillips                   BY: /s/ Erin Phillips
    ------------------------------           ------------------------------
    Shawn Phillips                           Erin Phillips